UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22990

Pomona Investment Fund

(Exact name of registrant as specified in charter)

780 Third Avenue, 46th Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

Michael D. Granoff

Pomona Management LLC

780 Third Avenue, 46th Floor

New York, NY 10017

(Name and address of agent for service)

registrant's telephone number, including area code: (212) 593-3639

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(a)

Management’s Discussion of
Pomona Investment Fund	Fund Performance (Unaudited)
March 31, 2025

Performance Overview

For the fiscal year ending on March 31, 2025, Pomona Investment Fund ("PIF" or the "Fund") generated a net total return of 6.33%1. While this result modestly lagged the MSCI World Index over the same period, the Fund has continued to deliver strong long-term performance relative to public market benchmarks. Over the past five years, the Fund achieved a net annualized return of 18.85%, outperforming the MSCI World Index by 218 basis points.1.

Market Conditions

In 2024, markets operated under mixed signals. Inflation and interest rates showed signs of easing, but structural and geopolitical risks kept investors cautious. Despite an improved macro backdrop, financial conditions remained tight and liquidity across private equity remained limited, amid persistent inflationary pressures, elevated interest rates, and geopolitical risk. While central banks began easing policy, structural forces kept financial conditions tighter than in past cycles. Liquidity remained constrained across private equity, with exit activity still well below historical levels despite a 34% year-over-year rebound in global exit value2.

Private equity fundraising declined again in 2024, falling 23% from the prior year2, as limited partners remained cautious amid low distributions and prolonged holding periods. Relative to public markets, private equity performance lagged, driven in part by concentrated gains in large-cap tech stocks that are not representative of most private portfolios3.

The secondary market remained active, continuing its streak of $100 billion-plus annual deal flow. Liquidity needs among institutional investors and the increased use of GP-led solutions, NAV loans, and other structured transactions contributed to steady volume4. These dynamics continued to create selective opportunities for secondary buyers to acquire high-quality assets at discounted pricing in a cautious but active environment.

Investment Program

During the fiscal year ended March 31, 2025, Pomona Investment Fund completed investments that brought the portfolio to 333 underlying private equity funds, representing relationships with 149 managers and exposure to approximately 2,600 portfolio companies. The Fund continued to pursue its longstanding strategy of maintaining a highly diversified portfolio, focused on mature private equity assets across a range of strategies, vintages, and regions.

Over the year, the Fund committed approximately $489 million, acquiring interests in 61 funds through secondary transactions and making five additional primary commitments. Pomona Management LLC, the Fund’s adviser, remained focused on identifying investments it considers to be strong, long-term opportunities.

See below for a chart5 depicting the allocation of PIF’s portfolio by investment type as of March 31, 2025:

[1]	Represents performance for PIF’s Class I shares.
[2]	Bain & Company Global Private Equity Report – March 2025
[3]	Hamilton Lane 2025 Market Overview – March 2025
[4]	UBS 2024 Secondary Market Report – March 2025
[5]	Calculated as a percent of the total fair value of the Fund’s investments as of March 31, 2025. See Note 3 in the Notes to Consolidated Financial Statements for definitions of each investment category.

Annual Report | March 31, 2025	1

Pomona Investment Fund	Performance Update (Unaudited)
March 31, 2025

Performance of $25,000 Initial Investment (as of 3/31/2025)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of 3/31/2025)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Inception Date
Pomona Investment Fund Class A	5.74%	5.28%	18.19%	12.81%	12.81%	5/7/2015
Pomona Investment Fund Class A (w/Load)	2.57%	4.21%	17.47%	12.46%	12.46%	5/7/2015
Pomona Investment Fund Class I	6.33%	5.88%	18.85%	N/A	15.15%	4/1/2018
MSCI World Index	7.50%	8.10%	16.67%	9.95%	9.95%	5/7/2015 (a)

MSCI World Index. The "MSCI World Index" is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. (https://www.msci.com/world) The MSCI World Index has not been selected to represent an appropriate benchmark to compare an investor's performance, but rather is shown as a comparison to that of a well-known and widely recognized index. The MSCI World Index is not subject to any of the fees and expenses to which any Pomona fund would be subject and no fund sponsored by Pomona Capital will attempt to replicate the performance of the MSCI World Index.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance and dollar amounts quoted above do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Fund performance current to the most recent month-end is available by calling 1-(844)-2POMONA or by visiting www.pomonainvestmentfund.com.

(a)	May 7, 2015 is not the inception date of the MSCI World Index.

2	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2025

Private Equity Investments (91.82%)(a)(b)	Geographic Region(c)	Acquisition Date	Fair Value
Direct Investments/Co-Investments (1.61%)
Blue Owl GP Stakes Nimbus Cayman (B) LP(f)(g)	North America	09/10/2021	$9,873,667
Blue Owl GP Stakes Nimbus U.S. (A) LLC(f)(g)	North America	09/10/2021	2,624,574
BSV Opportunities B, FCRE(d)(f)	Europe	12/16/2021	5,524,181
Investcorp Aspen Offshore Fund, L.P.(d)	Rest of World	07/01/2019	10,786,301
Roark Capital Partners II Sidecar LP(d)(f)	North America	10/18/2018	1,764,577
Total Direct Investments/Co-Investments			30,573,300

Primary Investments (4.82%)
ABS Capital Partners IX, L.P.(d)(f)(g)	North America	03/25/2024	1,066,019
Accel-KKR Capital Partners VII LP(d)(f)	North America	12/16/2022	(193,435)
Accel-KKR Growth Capital Partners IV LP(d)(f)	North America	12/17/2021	1,258,750
Apax XI USD L.P.(d)(f)(g)	Europe	10/19/2023	2,486,843
Berkshire Fund X-A, L.P.(f)(g)	North America	09/22/2020	11,179,972
Blue Owl GP Stakes V Offshore Investors LP(f)(g)	North America	09/20/2021	4,481,963
BPEA EQT Mid-Market Growth Partnership, SCSp(d)(f)(g)	Rest of World	06/07/2023	311,297
CB Offshore Equity Fund X, Limited Partnership(f)(g)	North America	11/20/2020	4,894,794
Clearlake Capital Partners VII (USTE), L.P.(d)(f)	North America	09/17/2021	3,612,061
Genstar Capital Partners X, L.P.(f)(g)	North America	04/01/2021	5,226,709
Genstar Capital Partners XI, L.P.(f)(g)	North America	04/26/2023	940,877
Green Equity Investors Side IX, L.P.(d)(f)(g)	North America	03/01/2022	2,959,593
Halifax Capital Partners V, L.P.(d)(f)(g)	North America	09/30/2023	1,028,680
Hellman & Friedman Capital Partners IX (Parallel), L.P.(f)	North America	09/28/2018	3,163,573
Hellman & Friedman Capital Partners X (Parallel), L.P.(f)	North America	05/10/2021	4,316,921
Hellman & Friedman Capital Partners XI (Parallel), L.P.(d)(f)	North America	12/16/2022	(8,067)
HighVista Private Equity VIII (Offshore), L.P.(f)(g)	North America	04/11/2019	3,449,551
Norwest Mezzanine Partners V-A, LP(f)(g)	North America	09/30/2023	865,941
Roark Capital Partners V (TE) LP(f)	North America	04/30/2018	7,149,204
Roark Capital Partners VI (TE) LP(f)(g)	North America	01/28/2022	3,751,355
Solamere Series IV Leaders Fund, LP(d)(f)(g)	North America	11/29/2024	1,801,097
TA XIV-B, L.P.(f)(g)	North America	05/27/2021	5,356,555
TA XV-B, L.P.(d)(f)(g)	North America	04/27/2023	795,410
The Veritas Capital Fund VII, L.P.(d)(f)(g)	North America	10/10/2019	3,922,818
The Veritas Capital Fund VIII, L.P.(f)(g)	North America	03/16/2022	7,598,720
Thoma Bravo Explore Fund II-A, L.P.(d)(f)	North America	02/03/2022	693,759
Thoma Bravo Fund XV-A, L.P.(d)(f)	North America	02/03/2022	5,134,825
Triton Fund 6 SCSp(d)(f)(g)	Europe	10/11/2024	-
Vector Capital VI, L.P.(d)(f)(g)	North America	02/26/2025	2,669,146
Vista Equity Partners Fund VIII-A, L.P.(f)(g)	North America	04/27/2022	1,707,764
Total Primary Investments			91,622,695

Seasoned Primary Investments (5.31%)
Aerospace, Transportation and Logistics Fund II LP(d)(f)(g)	North America	03/31/2019	2,851,093
Avista Healthcare Partners (Offshore) I, L.P.(f)	North America	12/01/2017	130,119
Gryphon Odin CV-A, L.P.(d)(f)	North America	09/05/2024	2,445,737
Gryphon Partners IV, L.P.(f)	North America	06/08/2016	3,305,657
Gryphon Partners VI-A, L.P.(d)(f)	North America	12/17/2021	7,100,555
Insight Partners (Cayman) XII Buyout Annex Fund, L.P.(d)(f)(g)	North America	10/26/2021	5,774,926
Ironsides Offshore Direct Investment Fund V, L.P.(d)(f)(g)	North America	12/31/2019	3,746,254
L Catterton IX, L.P.(f)	North America	03/09/2021	7,332,318
Merit Mezzanine Fund VI, L.P.(f)(g)	North America	03/02/2018	1,900,526
NB Credit Opportunities II Cayman Feeder LP(f)(g)	North America	06/30/2023	15,573,639
OceanSound Partners Fund, LP(d)(f)(g)	North America	01/31/2022	9,651,724
OceanSound SMX Rollover AIV, L.P.(d)(f)(g)	North America	03/26/2024	3,890,687
Providence Equity Partners IX-A S.C.Sp.(f)(g)	North America	10/05/2023	3,828,400
Sorenson Capital Partners IV-B, L.P.(d)(f)(g)	North America	01/11/2022	6,857,265
Valeas Capital Partners Fund I-A LP(d)(f)(g)	North America	09/30/2024	23,936,138

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2025	3

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2025

Private Equity Investments (91.82%)(a)(b) (Continued)	Geographic Region(c)	Acquisition Date	Fair Value
Seasoned Primary Investments (5.31%) (Continued)
VSS Structured Capital Parallel III, L.P.(f)	North America	01/26/2018	$2,650,134
Total Seasoned Primary Investments			100,975,172

Secondary Investments (80.07%)
A10 USD (Feeder) L.P.(d)(f)(g)	Europe	03/28/2024	1,158,599
A9 EUR (Feeder) L.P.(d)(f)(g)	Europe	10/19/2023	9,843,467
A9 USD (Feeder) L.P.(d)(f)(g)	Europe	10/19/2023	3,355,987
ABRY Partners IX, L.P.(d)(f)(g)	North America	03/28/2024	2,601,713
ABRY Senior Equity V, L.P.(f)(g)	North America	03/28/2024	1,905,126
ABS Capital Partners VII Offshore, L.P.(d)(f)(g)	North America	10/01/2023	3,201,816
ABS Capital Partners VII, L.P.(d)(f)(g)	North America	10/01/2023	8,236,641
Accel-KKR Capital Partners CV III, LP(d)(f)	North America	06/30/2021	5,898,314
Actis Energy 5 LP(d)(f)(g)	Europe	06/30/2023	431,000
Advent International GPE VI-A Limited Partnership(d)(g)	Europe	03/31/2021	124,693
Advent International GPE VII-B Limited Partnership(d)(f)(g)	North America	06/30/2015	383,781
Advent International GPE VIII-B-2 Limited Partnership(d)(g)	North America	03/31/2022	1,968,076
Advent International GPE VIII-C Limited Partnership(d)(g)	Europe	12/31/2019	1,446,187
AEA EXC CF LP(d)(f)(g)	North America	08/12/2022	13,022,174
Alpha Private Equity Fund 7 (SCA) SICAR(d)(g)	Europe	06/28/2024	22,200,780
American Industrial Partners Fund IV, L.P.(f)(g)	North America	06/28/2024	256,292
American Securities Partners VI, L.P.(f)(g)	North America	03/31/2022	3,295,659
American Securities Partners VII, L.P.(d)(f)(g)	North America	12/30/2022	22,176,157
AP VIII Private Investors Offshore (USD), L.P.(d)(f)	Europe	06/30/2017	16,479
AP VIII Private Investors, LLC(d)(f)	Europe	06/28/2019	326,919
Apax Europe VI - A, L.P.(d)(f)	Europe	12/30/2016	123,059
Apax Europe VII - B, L.P.(d)(f)	Europe	03/31/2021	31,671
Apax IX USD L.P.(d)(f)(g)	Europe	10/19/2023	14,644,442
Apollo Investment Fund VI, L.P.(d)(f)	North America	12/31/2018	63,454
Archer Capital Trust 5B(d)(f)(g)	Rest of World	03/28/2024	220,697
Artiman Ventures III, L.P.(d)(f)(g)	North America	03/31/2021	295,351
Astorg Normec Fund(d)(f)(g)	Europe	09/24/2024	689,730
Astorg VI SLP(d)(f)(g)	Europe	03/31/2022	1,824,823
Astorg VII SLP(d)(f)(g)	Europe	03/31/2022	6,711,466
Atlas Capital Resources LP(f)(g)	North America	06/30/2021	211,891
Audax Mezzanine Fund III, L.P.(d)	North America	09/30/2016	522,518
Audax Private Equity Aspen CF, L.P.(d)	North America	03/24/2022	8,316,294
Audax Private Equity Fund III, L.P.(d)	North America	09/30/2015	91,817
Audax Private Equity Fund, L.P.(d)	North America	12/31/2018	1,496
Aurora Equity Partners V, L.P.(d)(f)(g)	North America	12/31/2024	1,935,209
Bain Capital Asia Fund II, L.P.(d)(f)(g)	Rest of World	12/31/2019	771,779
Bain Capital Asia Fund III, L.P.(f)(g)	Rest of World	06/30/2023	3,368,587
Bain Capital Distressed and Special Situations 2013 (E), L.P.(d)(f)(g)	North America	06/30/2015	17,771
Bain Capital Empire Holdings, L.P.(d)(f)(g)	North America	09/21/2022	17,352,833
Bain Capital Europe Fund III, L.P.(d)(g)	Europe	12/30/2016	6,111
Bain Capital Europe Fund V, SCSp(d)(f)(g)	Europe	06/28/2024	2,045,275
Bain Capital Fund VII, L.P.(d)(g)	North America	12/29/2017	2,199,075
Bain Capital Fund X, L.P.(d)(f)(g)	North America	12/30/2015	3,732,522
Bain Capital Fund XI, L.P.(d)(f)(g)	North America	09/30/2024	1,859,967
Bain Capital Fund XII, L.P.(f)(g)	North America	03/28/2024	1,038,019
Bain Capital VII Coinvestment Fund, L.P.(d)(f)	North America	12/29/2017	28,038
Barley (No.1) Limited Partnership(d)(f)	Europe	04/25/2024	147,461
BC Asia III Private Investors, L.P.(f)(g)	Rest of World	06/30/2020	1,736,027

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2025	4

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2025

Private Equity Investments (91.82%)(a)(b) (Continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (80.07%) (Continued)
BC Europe IV Private Investors, L.P.(f)(g)	Europe	06/30/2020	$574,476
BC European Capital IX-8 LP(f)	Europe	12/31/2020	583,524
BC European Capital X-2 LP(d)(f)(g)	Europe	03/28/2024	15,588,153
BC European Capital X-7 LP(d)(f)(g)	Europe	03/28/2024	1,195,092
BC Life Sciences Private Investors, L.P.(d)(f)	North America	06/30/2020	757,704
BC Partners XI GD - 2 LP(d)(f)(g)	Europe	03/28/2024	14,445,406
BC XI Private Investor, L.P.(d)(f)(g)	North America	04/10/2020	1,116,094
BC XII Private Investors, L.P.(f)	North America	04/10/2020	3,469,464
BCP V-S L.P.(d)	North America	09/29/2017	-
Berkshire Fund IX, L.P.(f)(g)	North America	09/03/2021	16,026,816
Berkshire Fund VI, Limited Partnership(f)(g)	North America	12/31/2018	1,626,794
Berkshire Fund VII, L.P.(d)(f)(g)	North America	12/31/2018	576,565
Berkshire Fund VIII (IND), L.P.(d)(f)(g)	North America	09/03/2021	2,347,007
Berkshire Fund X-A, L.P.(f)(g)	North America	03/28/2024	1,011,003
Blackstone Capital Partners V L.P.(d)(f)	North America	09/29/2017	5,108
Blackstone Capital Partners VII, L.P.(f)(g)	North America	03/28/2024	534,693
Blackstone Capital Partners VIII (Lux), SCSp(f)(g)	North America	03/28/2024	449,142
Blue Owl GP Stakes US Investors LP(f)(g)	North America	03/31/2022	1,309,227
Bowmark Capital Partners V, L.P.(d)(f)(g)	Europe	06/30/2023	1,388,834
BPEA Private Equity Fund VI, L.P.1(d)(f)(g)	Rest of World	06/30/2023	2,763,334
Brentwood Associates Private Equity V, L.P.(d)(f)(g)	North America	12/29/2023	5,195,701
Bridgepoint Europe IV 'A' L.P.(f)(g)	Europe	03/28/2024	549,322
Bridgepoint Europe IV 'E' L.P.(f)(g)	Europe	03/31/2021	127,303
Bridgepoint Europe Portfolio IV LP(f)(g)	Europe	03/28/2024	369,367
Camden Partners Strategic Fund VI, L.P.(d)(f)(g)	North America	12/31/2024	3,369,948
Capvis Equity IV L.P.(d)(f)(g)	Europe	06/28/2024	5,868,368
Capvis Equity V L.P.(d)(f)(g)	Europe	06/28/2024	17,438,530
Carlyle Credit Opportunities Fund (Parallel), L.P.(f)(g)	North America	09/29/2023	1,441,112
Carlyle Europe Partners IV, L.P.(d)(f)(g)	Europe	03/31/2025	11,076,711
Carlyle Europe Partners V - EU, S.C.Sp.(d)(f)(g)	Europe	03/28/2024	20,742,191
Carlyle Partners V, L.P.(d)(f)	North America	12/31/2019	49,077
Carlyle Partners VII, L.P.(f)(g)	North America	03/28/2024	61,929,318
Carlyle Partners VIII, L.P.(f)(g)	North America	09/30/2024	5,194,945
Carlyle US Equity Opportunity Fund II, L.P.(f)(g)	North America	06/30/2022	1,255,507
CB Offshore CF I, Limited Partnership(d)(f)(g)	North America	12/11/2024	7,061,397
CCP Climb LP(d)(f)(g)	Europe	05/03/2023	22,172,800
CCP Strider LP(d)(f)(g)	Europe	10/10/2022	21,988,928
CD&R Value Building Partners I, L.P.(g)	Europe	12/02/2021	12,253,735
CDRF8 Private Investors, LLC(d)(f)	North America	06/30/2017	5,266
Centerbridge Seaport Acquisition Fund, L.P.(d)(f)(g)	North America	04/27/2022	11,100,000
Cerberus Institutional Partners, L.P. - Series Four(f)(g)	North America	12/30/2016	42,801
Charlesbank Equity Fund IX, Limited Partnership(f)(g)	North America	03/31/2022	3,829,437
Charlesbank Equity Fund VIII, Limited Partnership(f)(g)	North America	03/31/2022	4,198,969
Charlesbank Equity Fund X, LP(f)(g)	North America	09/30/2024	6,115,716
Charterhouse Capital Partners IX(d)(g)	Europe	12/31/2021	21,250
CHP III, L.P.(d)	North America	09/29/2017	40,408
CI Capital Investors III, L.P.(d)(f)(g)	North America	12/31/2019	23,825,753
Clayton, Dubilier & Rice Fund IX, L.P.(f)(g)	North America	06/30/2022	2,817,454
Clayton, Dubilier & Rice Fund X, L.P.(f)(g)	North America	03/28/2024	813,461
Clayton, Dubilier & Rice Fund XI, L.P.(f)(g)	North America	06/30/2022	3,391,919
Clearlake Capital Partners III, L.P.(f)(g)	North America	09/30/2022	186,046
Clearlake Capital Partners IV, L.P.(f)(g)	North America	12/31/2019	2,102,731
Clearlake Capital Partners V (Offshore), L.P.(f)(g)	North America	12/30/2022	494,833

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2025	5

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2025

Private Equity Investments (91.82%)(a)(b) (Continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (80.07%) (Continued)
Clearlake Capital Partners V, L.P.(f)(g)	North America	09/30/2022	$18,902,167
Clearlake Capital Partners VI, L.P.(d)(f)(g)	North America	09/30/2022	2,197,334
Clearlake Opportunities Partners (P-Offshore), L.P.(f)	North America	12/31/2019	720,522
Coller International Partners VI, L.P.(d)(f)(g)	North America	12/31/2021	137,400
Comvest Capital II International (Cayman), L.P.(d)(f)(g)	North America	06/29/2018	43,018
Comvest Capital III International (Cayman), L.P.(d)(f)(g)	North America	06/29/2018	222,496
Corsair IV Financial Services Capital Partners, L.P.(d)(f)(g)	North America	12/31/2024	3,193,489
Corsair V Financial Services Capital Partners, L.P.(d)(f)(g)	North America	12/31/2024	2,707,302
Court Square Capital Partners (Offshore) III, L.P.(f)	North America	12/31/2020	620,101
CP VII Investors, L.P.(d)(f)(g)	North America	03/31/2025	7,686,146
Crestview Partners II, L.P.(f)(g)	North America	09/30/2024	915,976
CVC Capital Partners VI (A) L.P.(d)(f)(g)	Europe	12/29/2023	3,262,466
CVC Capital Partners VI (B) L.P.(d)(f)(g)	Europe	12/30/2022	11,010,264
CVC Capital Partners VII (A) L.P.(f)(g)	Europe	08/18/2022	3,555,704
CVC European Equity Partners V (A) L.P.(d)(f)(g)	Europe	12/30/2022	208,946
CVC European Equity Partners V (C) L.P.(d)(f)(g)	Europe	03/31/2023	232,454
DCM V, L.P.(d)	Rest of World	06/30/2015	10,819
DCM VI, L.P.(d)(f)	North America	06/30/2015	187,122
Endless Fund IV A LP(f)(g)	Europe	06/28/2024	3,455,565
EQT IX (No.2) EUR SCSp(d)(f)(g)	Europe	03/28/2024	1,866,947
EQT VII (No.1) Limited Partnership(d)(f)	Europe	12/31/2020	680,538
EQT VIII (No.1) SCSp(d)(f)	Europe	12/31/2020	1,319,529
EQT VIII (No.2) SCSp(d)(f)(g)	Europe	03/28/2024	1,165,063
Equistone Partners Europe Fund IV "E" L.P.(g)	Europe	12/31/2021	129,442
Fifth Cinven Fund (No.3) Limited Partnership(d)	Europe	12/31/2021	2,033,827
Five Arrows Florence Continuation Fund SCSp(d)(f)(g)	North America	05/05/2022	10,663,237
Francisco Partners II, L.P.(d)(f)	North America	12/31/2018	5,450
Frontenac XI Private Capital (M) Limited Partnership(d)(f)(g)	North America	07/24/2023	5,768,984
FSN Capital IV L.P.(d)(f)	Europe	12/31/2019	30,211
General Atlantic Investment Partners 2013, L.P.(f)(g)	North America	12/31/2019	1,978,635
Genstar Capital Partners VI, L.P.(d)(f)(g)	North America	03/31/2022	270,849
Genstar Capital Partners VII (EU), L.P.(d)(f)(g)	North America	12/31/2020	716,862
Genstar Capital Partners VII, L.P.(d)(f)(g)	North America	03/31/2022	6,245,166
Genstar Capital Partners VIII BL (EU), L.P.(d)(f)(g)	North America	12/31/2020	2,572,296
Genstar VIII Opportunities Fund I (EU), L.P.(d)(f)(g)	North America	12/31/2020	1,517,219
Great Hill Equity Partners IV, L.P.(d)(g)	North America	06/28/2024	1,396,420
Green Equity Investors CF II, L.P.(d)(g)	North America	11/30/2021	1,899,594
Green Equity Investors CF, L.P.(d)(f)(g)	North America	04/26/2021	2,540,921
Green Equity Investors Side VI, L.P.(d)(f)(g)	North America	06/30/2021	2,113,497
Green Equity Investors V, L.P.(d)(f)(g)	North America	09/29/2017	12,849
Green Equity Investors VI, L.P.(d)(f)(g)	North America	09/30/2022	1,679,301
Green Equity Investors VII, L.P.(f)(g)	North America	03/28/2024	704,729
Green Equity Investors VIII, L.P.(d)(f)(g)	North America	03/28/2024	1,381,953
Gridiron Capital Fund II, L.P.(d)(f)(g)	North America	12/31/2019	604,675
Gridiron Energy Feeder I, L.P.(f)	North America	05/10/2017	3,188,020
Gryphon Co-Invest Fund IV, L.P.(f)	North America	12/31/2020	161,074
Gryphon Heritage Partners, L.P.(d)(f)(g)	North America	03/28/2024	5,162,707
Gryphon Mezzanine Partners II, L.P.(f)(g)	North America	12/30/2022	14,086,023
Gryphon Mezzanine Partners, L.P.(f)(g)	North America	12/30/2022	1,520,275
Gryphon Odin CV, L.P.(d)(f)(g)	North America	09/05/2024	5,705,636
Gryphon Partners 3.5, L.P.(d)(f)	North America	12/31/2020	15,768
Gryphon Partners IV, L.P.(f)(g)	North America	12/31/2020	9,492,311
Gryphon Partners V, L.P.(f)(g)	North America	03/28/2024	21,149,750

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2025	6

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2025

Private Equity Investments (91.82%)(a)(b) (Continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (80.07%) (Continued)
Gryphon Partners V-A, L.P.(f)	North America	12/31/2020	$2,430,575
Gryphon Partners VI, L.P.(d)(f)(g)	North America	03/28/2024	16,702,352
GS Capital Partners VI Parallel, L.P.(d)(f)	North America	12/31/2019	14,798
GSO Capital Opportunities Overseas Fund L.P.(d)(f)	North America	12/31/2015	64,094
GSO Private Investors Offshore II, L.P.(d)(f)	North America	06/30/2017	38,106
H&F Arrow 2, L.P.(d)	North America	08/28/2020	3,110,660
H&F Clyde 2, L.P.(d)	North America	02/16/2024	2,009,568
H&F Executives IX, L.P.(f)	North America	09/30/2020	3,950,285
H&F Executives VIII, L.P.(f)	North America	09/30/2020	2,775,964
H.I.G. Advantage Buyout Fund, L.P.(f)(g)	North America	06/28/2024	21,808,505
H.I.G. Bayside Debt & LBO Fund II, L.P.(d)(f)(g)	North America	12/31/2018	950,091
H.I.G. Capital Partners IV, L.P.(d)	North America	12/31/2018	166,193
H.I.G. Capital Partners V, L.P.(f)(g)	North America	06/30/2023	4,132,427
H.I.G. Growth Buyouts & Equity Fund II, L.P.(g)	North America	06/28/2024	2,198,949
Halifax Capital Partners IV, L.P.(f)(g)	North America	03/31/2022	11,900,000
Hamilton Lane-Carpenters Partnership Fund IV L.P.(f)(g)	North America	03/31/2022	13,366,120
Hamilton Lane-Carpenters Partnership Fund V L.P.(d)(f)(g)	North America	03/31/2022	9,038,416
Harvest Partners Structured Capital Fund II, L.P.(f)(g)	North America	12/30/2022	29,653,308
Harvest Partners Structured Capital Fund III, L.P.(f)(g)	North America	12/30/2022	18,716,263
Harvest Partners Structured Capital Fund, L.P.(f)(g)	North America	12/30/2022	5,682,347
HCI Equity Partners EV I, L.P.(d)(f)(g)	North America	09/09/2024	1,254,717
HCI Equity Partners IV, L.P.(g)	North America	03/28/2024	944,655
Heartwood Partners II, LP(f)(g)	North America	12/31/2024	1,905,369
Hellman & Friedman Capital Partners VII (Parallel), L.P.(d)(f)	North America	06/28/2019	427,074
Hellman & Friedman Capital Partners VII, L.P.(d)(f)(g)	North America	06/30/2021	594,648
HFCP VII (Parallel-A), L.P.(d)(f)	North America	09/30/2021	152,300
Hg Genesis 7 C L.P.(f)(g)	Europe	03/31/2023	492,827
Hg Genesis 7 E L.P.(f)(g)	Europe	06/30/2023	715,961
Hildred Perennial Partners I, LP(d)(f)(g)	North America	11/22/2023	34,338,352
HPE Continuation Fund I C.V.(d)(f)(g)	Europe	05/27/2021	3,910,195
Icon Partners II, L.P.(d)(f)	North America	03/27/2021	264,744
Icon Partners III, L.P.(d)(f)(g)	North America	03/19/2021	4,137
Insight Equity I LP(d)(f)	North America	12/31/2018	67,153
Insight Equity II LP(d)(f)(g)	North America	12/31/2018	942,049
Insight Partners Continuation Fund (Cayman), L.P.(d)(f)(g)	North America	12/31/2024	6,161,669
Insight Partners Continuation Fund, L.P.(d)(f)(g)	North America	08/14/2019	10,108,177
Insight Venture Partners (Cayman) IX, L.P.(f)(g)	North America	09/30/2019	1,732,040
Insight Venture Partners (Cayman) VIII, L.P.(f)(g)	North America	09/30/2019	1,857,362
Insight Venture Partners (Cayman) X, L.P.(f)(g)	North America	03/28/2024	4,686,035
Insight Venture Partners Coinvestment Fund (Delaware) III, L.P.(f)(g)	North America	09/30/2019	249,880
Insight Venture Partners Coinvestment Fund II, L.P.(g)	North America	06/30/2015	914,390
Insight Venture Partners Coinvestment Fund III, L.P.(f)(g)	North America	06/30/2015	125,362
Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P.(f)(g)	North America	09/30/2019	538,444
Insight Venture Partners Growth-Buyout Coinvestment Fund, L.P.(f)(g)	North America	09/30/2019	35,722
Insight Venture Partners IX, L.P.(g)	North America	09/30/2019	45,528
Insight Venture Partners VII, L.P.(d)(f)(g)	North America	06/30/2015	1,700,451
Insight Venture Partners VIII (Co-Investors), L.P.(f)(g)	North America	12/31/2019	223,357
Insight Venture Partners VIII, L.P.(f)(g)	North America	06/30/2015	2,829,146
Kelso Investment Associates IX, L.P.(d)(f)(g)	North America	03/31/2022	1,849,057
Kelso Investment Associates VIII, L.P.(d)(f)(g)	North America	09/29/2017	39,146
KKR Americas Fund XII L.P.(f)(g)	North America	03/31/2021	4,702,760
KKR Asian Fund II TE Blocker L.P.(g)	Rest of World	12/31/2024	1,109,131
KKR European Fund V (USD) SCSp(f)(g)	Europe	03/28/2024	963,395

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2025	7

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2025

Private Equity Investments (91.82%)(a)(b) (Continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (80.07%) (Continued)
KKR North America Fund XI L.P.(f)(g)	North America	12/31/2021	$4,640,448
Lee Equity Partners Fund II, L.P.(d)(f)(g)	North America	03/28/2024	3,466,621
Lightspeed Venture Partners IX, L.P.(d)(g)	North America	12/31/2020	3,159,206
Lion/Simba Investors, L.P.(f)	Europe	12/22/2020	2,999,789
Littlejohn Fund IV, L.P.(f)(g)	North America	12/31/2015	124,338
Littlejohn Fund V, L.P.(f)(g)	North America	12/29/2023	11,354,322
Lovell Minnick Equity Partners III LP(d)(f)	North America	06/30/2021	183,745
Madison Dearborn Capital Partners VI(d)(f)(g)	North America	03/31/2021	2,131
Madison Dearborn Capital Partners VII(f)(g)	North America	03/31/2022	6,449,886
Madison Dearborn Capital Partners VIII-A, L.P.(f)(g)	North America	03/28/2024	2,124,328
Marlin Equity III, L.P.(d)(f)	North America	06/30/2021	34,907
MDCP Insurance SPV, L.P.(f)(g)	North America	05/09/2023	3,142,062
Mid Europa Fund V LP(d)(f)(g)	Europe	03/28/2024	685,702
Montagu+ SCSp(f)(g)	Europe	11/10/2021	15,187,608
Montreux Equity Partners IV, L.P.(d)	North America	09/29/2017	43,450
MPE Partners II, L.P.(d)(f)(g)	North America	06/28/2019	1,871,279
Nautic Partners VI-A, L.P.(d)(f)	North America	12/31/2019	5,138
NB SPV, L.P.(d)(g)	North America	08/27/2021	5,302,263
New Capital Partners Private Equity Fund II, L.P.(f)(g)	North America	09/30/2024	515,184
New Enterprise Associates 12, Limited Partnership(d)(f)	North America	09/29/2017	13,032
New Mountain Partners III, L.P.(d)(f)(g)	North America	09/29/2017	91,475
New Mountain Partners IV, L.P.(f)(g)	North America	03/31/2023	974,018
New Mountain Partners V, L.P.(f)(g)	North America	03/31/2023	4,590,909
NewView Capital Fund I, L.P.(d)(f)	North America	10/31/2018	4,592,283
Njord SCSp(d)(f)(g)	Europe	03/05/2025	856,750
North Bridge Growth Equity II, L.P.(g)	North America	12/31/2020	5,565,698
Norwest Mezzanine Partners III, LP(d)(f)(g)	North America	09/29/2023	1,268,244
Norwest Mezzanine Partners IV(f)(g)	North America	09/29/2023	44,315,516
Oak Investment Partners XII, Limited Partnership	North America	03/29/2019	(2,594)
Oaktree Opportunities Fund IX (Cayman), L.P.(g)	North America	12/31/2021	1,500,113
Oaktree Opportunities Fund VIII (Cayman) Ltd.(d)(g)	North America	12/31/2021	3,995
Oaktree Private Investment Fund 2010, L.P.(f)	North America	06/30/2015	16,698
Odyssey Investment Partners Fund V, LP(f)(g)	North America	06/30/2023	3,729,551
OEP VI Feeder (Cayman), L.P.(d)(f)(g)	North America	12/31/2024	3,945,488
Onex Partners IV LP(f)(g)	North America	03/28/2024	2,222,490
PA Middle Market Fund, LP(d)(f)(g)	North America	12/31/2024	52,237,911
PAI Strategic Partnerships SCSp(d)(f)(g)	Europe	03/28/2024	26,282,880
Paladin III (HR), L.P.(d)(f)	North America	09/29/2017	85,845
Pamlico Capital III Continuation Fund, L.P.(d)(f)(g)	North America	01/27/2023	12,379,004
Parthenon Investors III, L.P.(d)(f)(g)	North America	12/31/2018	460,368
Pegasus WSJLL Fund, L.P.(d)(f)(g)	North America	12/13/2021	10,183,635
PEP VIII Antares Co-Investment L.P.(d)(g)	North America	03/28/2024	9,478,190
Permira IV Feeder L.P.(f)(g)	North America	04/23/2020	8,657,469
Platinum Equity Capital Partners II(d)(f)	North America	09/29/2017	42,680
PRO SPV, LP(d)(g)	North America	08/27/2021	3,438,367
Providence Equity Partners (Unity) S.C.SP.(d)(f)(g)	Europe	05/31/2024	2,068,375
Providence Equity Partners VI L.P.(d)(f)(g)	North America	12/30/2016	74,435
Providence Equity Partners VII L.P.(d)(f)(g)	North America	09/29/2017	3,105,068
Providence Equity Partners VII-A L.P.(d)(f)(g)	North America	09/29/2023	8,887,721
Providence Equity Partners VIII L.P.(f)(g)	North America	03/28/2024	15,796,584
PT2-A, L.P.(f)(g)	North America	12/16/2021	8,474,113
PTEV-A, L.P.(f)(g)	North America	12/30/2021	4,726,135
RC III CKE LLC(g)	North America	06/30/2023	5,089,170

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2025	8

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2025

Private Equity Investments (91.82%)(a)(b) (Continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (80.07%) (Continued)
RCF V Annex Fund L.P.(d)(f)(g)	North America	06/30/2021	$(139)
Resource Capital Fund V L.P.(d)(f)(g)	North America	06/30/2021	54,686
Roark Capital Partners CF LP(f)(g)	North America	05/11/2022	8,832,289
Roark Capital Partners CF RI LP(f)	North America	08/26/2022	983,699
Roark Capital Partners II LP(f)	North America	06/29/2018	164,351
Roark Capital Partners III LP(f)(g)	North America	06/29/2018	14,151,165
Roark Capital Partners IV LP(f)(g)	North America	06/29/2018	30,960,869
Roark Capital Partners V (T) LP(f)(g)	North America	12/29/2023	4,719,645
Samson Brunello 1, L.P.(d)(g)	North America	06/28/2024	793,550
Samson Brunello 2, L.P.(d)	Europe	02/19/2021	2,236,783
Samson Hockey 2, L.P.(d)	North America	12/23/2020	1,876,295
Samson Shield 1, L.P.(d)(g)	North America	06/28/2024	1,072,584
Samson Shield 2, L.P.(d)	Europe	12/23/2020	5,718,549
Saw Mill Capital Partners, L.P.(d)(f)	North America	09/29/2017	6,273
Seidler Equity Partners IV, L.P.(f)	North America	06/30/2021	1,014,189
Silver Lake Partners III, L.P.(f)	North America	12/31/2018	128,410
Silver Lake Partners V, L.P.(f)(g)	North America	06/30/2020	2,220,535
Sixth Cinven Fund (No. 2) Limited Partnership(f)	Europe	12/30/2022	1,263,806
Sixth Cinven Fund (No. 4) Limited Partnership(f)	Europe	06/28/2019	1,675,841
Sixth Street Opportunities Partners III (B), L.P.(f)	North America	06/30/2015	15,879
SL SPV-2, L.P.	North America	02/14/2019	562,490
Sorenson Capital Partners III, L.P.(d)(f)(g)	North America	12/31/2021	16,304,952
Sterling Capital Partners IV, L.P.(d)(f)(g)	North America	12/31/2021	345,713
Summit Partners Growth Equity Fund VIII-B, L.P.(d)(f)(g)	North America	12/31/2021	361,081
Summit Partners Private Equity Fund VII-A, L.P.(d)(g)	North America	12/31/2018	184,676
Sun Capital Partners IV, LP(d)	North America	12/31/2018	60,662
Sun Capital Partners V, L.P.(g)	North America	12/31/2018	58,451
SunTx Capital Partners II, L.P.(d)	North America	12/31/2019	4,100,983
TA Atlantic and Pacific VI L.P.(d)(f)	North America	03/31/2021	30,056
TA XI, L.P.(f)(g)	North America	09/30/2024	282,198
TA XII-A, L.P.(f)(g)	North America	09/30/2024	4,313,397
Tennenbaum Opportunities Fund V, LLC(d)	North America	09/29/2017	51,661
The Resolute III Continuation Fund, L.P.(d)(f)(g)	North America	09/20/2024	24,582,846
The Veritas Capital Fund V, L.P.(f)(g)	North America	06/30/2019	5,651,650
The Veritas Capital Fund VI, L.P.(f)(g)	North America	03/31/2022	4,646,334
Thoma Bravo Fund XII, L.P.(f)(g)	North America	09/30/2024	5,881,959
Thomas H. Lee Equity Fund VII, L.P.(d)(f)(g)	North America	03/28/2024	344,734
Thomas H. Lee Equity Fund VIII, L.P.(d)(f)(g)	North America	03/28/2024	577,052
Thomas H. Lee Parallel (Cayman) Fund VII, L.P.(d)(f)	North America	06/29/2018	1,684,475
TowerBrook Investors III, L.P.(d)(f)(g)	Europe	12/31/2019	17,135
TPF II-A, LP(d)(f)	North America	12/31/2019	11,088
TPG Asia VI, L.P.(d)(f)(g)	Rest of World	03/28/2024	4,372,014
TPG Growth III (A), L.P.(f)(g)	North America	12/31/2019	1,849,284
TPG Partners VI, L.P.(d)(f)(g)	North America	09/29/2017	157,663
TPG Partners VII, L.P.(f)(g)	North America	03/28/2024	932,665
TPG Partners VIII, L.P.(f)(g)	North America	03/28/2024	3,236,336
Trident VI, L.P.(f)(g)	North America	06/30/2023	3,489,305
Trinity Ventures 2024, L.P.(d)(f)(g)	North America	12/20/2024	5,918,712
Triton Fund III L.P.(d)(f)(g)	Europe	03/31/2021	157
Triton Fund IV L.P.(d)(f)(g)	Europe	06/30/2023	30,311,647
Vector Capital V, L.P.(d)(f)(g)	North America	02/25/2025	29,023,670
Verdane Capital IX AB(d)(f)(g)	Europe	12/31/2024	1,496,056
Vista Equity Partners Fund V, L.P.(d)(f)(g)	North America	09/30/2018	9,805,691

The accompanying notes are an integral part of these Consolidated Financial Statements.
Annual Report | March 31, 2025	9

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2025

Private Equity Investments (91.82%)(a)(b) (Continued)	Geographic Region(c)	Acquisition Date	Fair Value
Secondary Investments (80.07%) (Continued)
Vista Equity Partners Fund VI, L.P.(d)(f)(g)	North America	03/28/2024	$1,048,663
Vista Equity Partners Fund VII, L.P.(d)(f)(g)	North America	03/28/2024	872,217
Vista Equity Partners Hubble, L.P.(d)(f)(g)	North America	02/13/2025	28,717,617
Warburg Pincus Global Growth, L.P.(d)(f)(g)	North America	06/30/2022	8,168,275
Warburg Pincus Private Equity XI, L.P.(d)(g)	North America	12/31/2021	3,791,895
Warburg Pincus Private Equity XI-B, L.P.(d)(g)	North America	03/31/2022	2,176,699
Warburg Pincus Private Equity XII, L.P.(d)(f)(g)	North America	06/30/2022	6,345,271
Warburg Pincus Private Equity XII-B, L.P.(d)(g)	North America	03/31/2022	3,631,830
WCAS XIII, L.P.(d)(f)(g)	North America	03/28/2024	570,346
Webster Equity Partners Bristol CF, L.P.(f)(g)	North America	10/15/2021	12,974,952
Wind Point Partners AAV, L.P.(d)(f)(g)	North America	06/29/2021	418,466
Wind Point Partners VII-B, L.P.(d)(f)	North America	09/29/2017	124,513
WP AUSA, L.P.(d)(f)(g)	North America	07/22/2019	9,512,606
ZMC II, L.P.(f)(g)	North America	09/30/2024	19,630
Total Secondary Investments			1,521,672,341

Total Private Equity Investments (Cost $1,558,926,699)			$1,744,843,508

Short-Term Investments (12.48%)	Fair Value
Money Market Funds (12.48%)
Fidelity Government Portfolio, Class I, 4.18%(e)	235,326,540
JPMorgan US Government Money Market Fund, 4.09%(e)	1,868,813

Total Money Market Funds	237,195,353

Total Short-Term Investments (Cost $237,195,353)	$237,195,353

Total Investments (104.31%) (Cost $1,796,122,052)	$1,982,038,861

Liabilities in Excess of Other Assets (-4.31%)	(81,727,396)
Net Assets (100.00%)	$1,900,311,465

Open Foreign Currency Forward Contracts

Settlement Date	Counterparty	Buy	Sell	Unrealized Appreciation (Depreciation)
6/30/2025	Lloyds Bank plc.	$192,923,263	€178,100,000	$(443,083)
6/30/2025	Lloyds Bank plc.	$26,806,678	€24,702,062	$(13,314)

Total Foreign Currency Forward Contracts				$(456,397)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2025	10

Pomona Investment Fund	Consolidated Schedule of Investments
March 31, 2025

(a)	The Private Equity Investments above pursue strategies including buyout, growth equity, mezzanine, and other private market strategies. Private Equity Investments are generally offered in private placement transactions and as such are illiquid and generally restricted as to resale. Total cost and fair value of illiquid and restricted securities as of March 31, 2025 was $1,558,926,699 and $1,744,843,508, respectively. The total fair value as a percentage of net assets of Private Equity investments that are restricted securities is 91.82%.
(b)	Pomona Investment Fund ordinarily acquires portfolios of investments that are comprised of interests in multiple private equity funds (rather than single interests in such funds) and pays a single purchase price for each such portfolio. As a result, the specific acquisition cost allocated to each Private Equity Investment does not necessarily reflect the actual cost of each such investment. The information regarding the Private Equity Investments, as listed in the Consolidated Schedule of Investments above, has not been prepared, reviewed or approved by any such Private Equity Fund or any general partner, manager or sponsor of such Private Equity Investments or any of their respective affiliates. As of March 31, 2025, the aggregate cost of each investment restricted to resale was: $3,435,142, $4,835,599, $8,973,302, $4,036,593, $929,706, $969,788, $111,805, $1,258,750, $2,412,085, $9,932,079, $5,775,343, $293,521, $3,431,114, $3,323,292, $4,754,339, $902,203, $2,639,216, $710,842, $1,948,400, $3,885,194, $0, $2,360,510, $1,069,063, $4,501,124, $2,528,573, $1,872,106, $4,822,700, $900,000, $2,867,128, $6,245,372, $743,002, $3,916,978, $0, $2,562,843, $1,449,130, $2,078,679, $311,266, $1,744,335, $2,509,776, $7,820,551, $4,575,000, $2,367,407, $6,518,929, $2,090,476, $13,322,215, $6,437,215, $2,643,883, $3,406,223, $5,918,330, $13,512,585, $2,966,546, $757,696, $9,094,386, $3,259,687, $2,023,650, $1,525,373, $2,109,308, $5,419,265, $3,819,690, $443,068, $41,815, $1,645,522, $2,422,919, $1,282,153, $12,142,213, $21,805,990, $15,680, $3,774,055, $25,908,305, $155,272, $1,755,711, $418,681, $20,004, $14,200,369, $207,218, $654,329, $547,290, $583,596, $3,206,778, $3,498,837, $1,197,510, $1,393,782, $7,370,000, $2,308,026, $2,154, $1,619,415, $1,514,522, $2,295,711, $0, $16,967,972, $963,529, $1,506,367, $5,488,774, $6,401,771, $1,756,946, $800,176, $49,422, $170,194, $80,722, $568,361, $1,394,904, $13,636,970, $1,048,924, $166,905, $11,463,709, $882,523, $1,431,199, $47,896, $11,999,490, $4,980,669, $1,216,662, $6,116,504, $728,656, $445,286, $412,245, $382,992, $1,292,965, $1,067,849, $4,374,807, $4,327,206, $632,162, $75,509, $401,036, $1,043,775, $5,536,521, $16,575,344, $1,161,007, $9,611,055, $17,853,922, $53,331, $55,131,332, $4,310,664, $1,358,340, $3,443,707, $17,477,759, $15,545,080, $9,662,927, $229,064, $9,147,866, $705,459, $2,458,418, $3,658,827, $4,393,696, $0, $215,716, $19,710,445, $4,246,965, $651,881, $2,885,426, $164,511, $2,455,356, $484,683, $22,126,440, $2,108,640, $679,175, $318,530, $151,461, $1,611,792, $2,350,033, $2,097,863, $661,308, $6,748,047, $752,545, $3,150,443, $11,889,702, $2,563,944, $212,127, $235,566, $1,167,369, $1,582,190, $4,359,629, $1,212,705, $825,659, $1,161,275, $880,297, $447,075, $2,369,386, $8,320,375, $112,071, $4,342,764, $127,519, $1,888,066, $1,320,689, $733,121, $5,670,859, $1,499,590, $1,042,081, $1,440,901, $1,185,423, $3,369,690, $2,535,867, $3,144,333, $1,894,929, $698,828, $862,351, $1,889,628, $1,319,512, $294,786, $5,058,496, $12,606,052, $1,452,332, $4,069,707, $163,282, $9,800,185, $18,007,292, $2,076,948, $16,768,258, $16,951, $261,086, $203,075, $1,234,810, $1,736,074, $2,357,031, $1,500,779, $18,845,647, $898,968, $1,701,384, $5,472,202, $2,210,407, $9,338,734, $12,666,343, $7,298,086, $23,164,934, $15,128,296, $10,002,869, $1,154,353, $1,984,164, $2,427,211, $7,713,928, $763,530, $913,751, $475,927, $791,017, $22,833,984, $3,486,120, $184,439, $3,917,088, $157,636, $1,821,823, $5,442,251, $6,327,900, $1,377,622, $1,281,697, $2,856,755, $293,756, $560,617, $118,917, $620,176, $38,951, $35,160, $1,612,660, $161,077, $2,024,605, $1,238,054, $629,587, $3,727,420, $1,355,731, $851,288, $3,614,386, $7,532,672, $2,040,627, $933,149, $1,735,242, $8,289,871, $777,423, $193,609, $6,010,472, $1,510,615, $29,533, $2,008,890, $432,587, $7,821,060, $339,516, $3,447, $25,903, $5,000,000, $1,118,165, $88,504, $1,040,174, $1,265,895, $3,941,594, $3,341,687, $856,750, $7,600,706, $1,510,701, $28,633,771, $166,027, $431,619, $837, $45,196, $4,457,352, $3,499,033, $2,371,946, $45,335,460, $20,999,042, $15,536, $7,695,962, $512,940, $8,779,193, $9,157,861, $4,060,099, $269,249, $6,474,456, $966,141, $3,459,400, $4,471,367, $12,682,651, $12,435,488, $6,414,863, $4,285,377, $3,260,872, $2,137, $14,852, $5,565,586, $478,949, $783,059, $12,783,090, $24,241,720, $4,084,922, $551,380, $889,789, $904,194, $606,843, $4,009,934, $558,675, $2,036,010, $887,763, $1,752,515, $1,047,696, $997,808, $19,553, $323,548, $14,653,363, $961,375, $784,809, $495,237, $243,191, $467,090, $939,635, $20,352, $177,321, $3,511,365, $113,418, $23,313,983, $15,648,066, $13,353,626, $5,551,822, $199,044, $458,246, $2,118,341, $267,492, $21,751, $3,860,521, $2,029,665, $1,469,757, $680,303, $1,593,213, $4,262,529, $4,581,132, $195,019, $16,633,263, $24,386,355, $1,289,475, $11,081,760, $725,276, $411,839, $28,761,214, $4,744,609, $4,019,360, $2,894,762, $6,112,778, $5,147,726, $358,541, $9,356,895, $947,743, $473,866, $4,992,000 and $1,042,008, respectively, totaling, $1,558,926,699.
(c)	In the case of Private Equity Investments, geographic region generally refers to the location of the principal operations of the underlying investment.
(d)	Non-income producing security.
(e)	The rate shown is the annualized 7-day yield as of March 31, 2025.
(f)	For the identified investments, the Fund has committed capital but the investment has not been fully funded as of March 31, 2025.
(g)	All or a portion of these assets are held by Pomona Investment Fund LLC, a wholly-owned subsidiary of the Fund, and are indirectly pledged as collateral in connection with the Fund’s revolving credit agreement.

The information regarding the Private Equity Investments, as presented above, has not been prepared, reviewed or approved by any such Private Equity Fund or any general partner, manager or sponsor of such Private Equity Investments or any of their respective affiliates.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2025	11

Pomona Investment Fund	Consolidated Statement of Assets and Liabilities
March 31, 2025

ASSETS:
Private Equity Investments, at fair value (Cost, $1,558,926,699)	$1,744,843,508
Short-term investments, at fair value (Cost, $237,195,353)	237,195,353
Cash	1,441,431
Cash held in foreign currency denominations (Cost, $52,210,880)	51,883,565
Distributions from Private Equity Investment receivable	5,097,135
Interest receivable	960,251
Prepaid expenses	149,143
Private Equity Investments paid in advance	51,867
Deferred financing costs	25,616
Other assets	57,554
Total Assets	2,041,705,423

LIABILITIES:
Payable for investments purchased, not yet settled	72,048,325
Payable for shares repurchased	57,409,370
Management fees payable	8,106,213
Administration fees payable	1,228,214
Distribution and servicing fees payable	1,136,982
Professional fees payable	514,478
Unrealized depreciation on foreign currency forward contracts	456,397
Commitment and interest fee payable	371,875
Sub-administration fees payable	3,889
Other accounts payable and accrued expenses	118,215
Total Liabilities	141,393,958
Contingencies and commitments (see Notes 10 and 11)
Net Assets	$1,900,311,465

Net Assets
Paid-in capital	$1,602,025,104
Total distributable earnings	298,286,361
Net Assets	$1,900,311,465

Net Assets Attributable to:
Class A Shares	$799,797,201
Class I Shares	1,100,514,264
1,900,311,465
Shares Outstanding:
Class A Shares	52,924,538
Class I Shares	68,227,221
121,151,759
Net asset value per share:
Class A Shares	$15.11
Class I Shares	$16.13

The accompanying notes are an integral part of these Consolidated Financial Statements.

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Pomona Investment Fund	Consolidated Statement of Operations
For the Year Ended March 31, 2025

Income
Interest income	$25,278,759
Dividend income	15,435,580
Other income	405,417
Total Income	41,119,756

Expenses
Management fees	30,334,069
Administration fees	4,596,071
Commitment fees and interest expense	4,581,771
Distribution and servicing fees	4,297,215
Sub-administration fees	1,451,992
Professional fees	1,394,388
Transfer agent fees	409,360
Offering fees	348,815
Other expenses	1,133,184
Total Expenses	48,546,865
Net Investment Loss	(7,427,109)

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Private Equity Investments, Foreign Currency Transactions and Foreign Currency Forward Contracts
Net realized gain from private equity investments	101,792,466
Net realized gain on foreign currency transactions	2,390,626
Net realized gain from foreign currency forward contracts	3,567,638
Total net realized gain from Private Equity Investments, F oreign Currency Transactions and Foreign Currency Forward Contracts	107,750,730

Net change in unrealized appreciation/(depreciation) on private equity investments	11,601,798
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(3,343,544)
Net change in unrealized appreciation/(depreciation) on foreign currency forward contracts	(456,397)

Total net change in unrealized appreciation/(depreciation) on Private Equity Investments, Foreign Currency Translation and Foreign Currency Forward Contracts	7,801,857

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Private Equity Investments, Foreign Currency Transactions and Foreign Currency Forward Contracts	115,552,587
Net Increase in Net Assets from operations	$108,125,478

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2025	13

Consolidated Statements of Changes
Pomona Investment Fund	in Net Assets

	For the Year Ended March 31, 2025		For the Year Ended March 31, 2024
Operations
Net investment loss	$(7,427,109)		$(8,074,035)
Net realized gain from Private Equity Investments, Foreign Currency Transactions and Foreign Currency Forward Contracts	107,750,730		61,271,408
Net change in unrealized appreciation/(depreciation) from Private Equity Investments, Foreign Currency Translation and Foreign Currency Forward Contracts	7,801,857		97,675,023
Net increase in Net Assets from operations	108,125,478		150,872,396

Distributions to Shareholders
Capital gains:
Class A Shares	(38,542,436)		(24,505,176)
Class M2 Shares	-	(a)	(46,483)
Class I Shares	(47,543,150)		(25,018,796)
Decrease in Net Assets from distributions to Shareholders	(86,085,586)		(49,570,455)

Net Assets Transactions
Class A Shares
Proceeds from sale of shares	165,464,617		279,924,559
Reinvestment of distributions	31,529,028		19,947,198
Exchange of shares	(16,710,679)		(68,771,225)
Repurchase of shares	(45,513,985)		(53,604,800)
Total Class A Transactions	134,768,981		177,495,732
Class M2 Shares
Proceeds from sale of shares	-		-
Reinvestment of distributions	-		18,406
Exchange of shares	(1,233,807	)(a)	-
Repurchase of shares	-		-
Total Class M2 Transactions	(1,233,807)		18,406
Class I Shares
Proceeds from sale of shares	248,333,501		250,330,087
Reinvestment of distributions	34,321,786		17,881,597
Exchange of shares	17,944,486		68,771,225
Repurchase of shares	(86,430,149)		(22,308,301)
Total Class I Transactions	214,169,624		314,674,608

Increase in Net Assets from capital transactions	347,704,798		492,188,746

Net Assets
Beginning of year	1,530,566,775		937,076,088
End of year	$1,900,311,465		$1,530,566,775

(a)	For the period from April 1, 2024 to July 1, 2024 (Class M2 liquidation date).

The accompanying notes are an integral part of these Consolidated Financial Statements.

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Consolidated Statements of Changes in
Pomona Investment Fund	Net Assets (Continued)

	For the Year Ended March 31, 2025		For the Year Ended March 31, 2024
Fund Share Transaction
Shares sold	11,036,343		19,574,757
Shares reinvested	2,137,170		1,405,187
Shares exchanged	(1,121,826)		(4,844,613)
Shares redeemed	(3,008,664)		(3,639,234)
Net increase in Class A Shares outstanding	9,043,023		12,496,097

Shares sold	-		-
Shares reinvested	-		1,230
Shares exchanged	(77,627	)(a)	-
Shares redeemed	-		-
Net increase/(decrease) in Class M2 Shares outstanding	(77,627)		1,230

Shares sold	15,621,237		16,627,406
Shares reinvested	2,185,837		1,194,113
Shares exchanged	1,134,444		4,592,464
Shares redeemed	(5,356,608)		(1,432,362)
Net increase in Class I Shares outstanding	13,584,910		20,981,621

(a)	For the period from April 1, 2024 to July 1, 2024 (Class M2 liquidation date).

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2025	15

Pomona Investment Fund	Consolidated Statement of Cash Flows
For the Year Ended March 31, 2025

Cash Flows From Operating Activities:
Net increase in Net Assets resulting from operations	$108,125,478
Adjustments to reconcile net increase in Net Assets from operations to net cash used in operating activities:
Purchase of Private Equity Investments	(483,930,900)
Capital distributions received from Private Equity Investments	215,724,322
Net sales of short-term investments	111,628,642
Proceeds from foreign currency forward contracts	3,567,638
Net realized gain from Private Equity Investments, foreign currency transactions and foreign currency forward contracts	(107,750,730)
Net change in unrealized (appreciation)/depreciation on Private Equity Investments and foreign currency translation	(8,258,254)
Net change in unrealized (appreciation)/depreciation on forward foreign currency contracts	456,397
Amortization of deferred offering fees	168,612
Amortization of deferred financing costs	25,615
Changes in operating assets and liabilities:
Decrease in interest receivable	1,286,566
Increase in prepaid expenses	(380)
Increase in Distribution from Private Equity Investments receivable	(5,093,429)
Decrease in Private Equity Investments paid in advance	26,489
Decrease in other assets	2,446
Increase in payable for Investments purchased, not yet settled	1,534,400
Increase in management fees payable	1,780,306
Increase in administration fees payable	269,743
Increase in distribution and servicing fees payable	218,556
Increase in professional fees payable	95,558
Decrease in commitment and interest fees payable	(1,378,213)
Decrease in sub-administration fees payable	(31,564)
Decrease in due to affiliate	(82,085)
Decrease in expense recoupment payable	(58,792)
Decrease in other accounts payable and accrued expenses	(127,382)
Net cash used in operating activities	(161,800,961)

Cash flows from financing activities:
Borrowings repaid on Barclays Facility	(93,579,840)
Proceeds from sale of shares	413,798,118
Payments for shares repurchased	(96,699,451)
Payments for distribution to shareholders, net of reinvestment of distributions	(20,234,772)
Payments for offering fees	(47,473)
Net cash provided by financing activities	203,236,582

Net change in cash	41,435,621

Cash and cash equivalents at beginning of year	11,889,375

Cash and cash equivalents at end of year	$53,324,996
Supplemental disclosure of financing activity
Cash paid for interest	$5,088,749
Reinvested distributions	$65,850,814

Supplemental disclosure of cash and cash equivalents
Cash and cash equivalents at beginning of year
Cash	5,082,793
Cash held in foreign currency	6,806,582
Total cash and foreign currencies shown on the Consolidated Statement of Cash Flows	$11,889,375

Cash and cash equivalents at end of year
Cash	1,441,431
Cash held in foreign currency	51,883,565
Total cash and foreign currencies shown on the Consolidated Statement of Cash Flows	$53,324,996

The accompanying notes are an integral part of these Consolidated Financial Statements.

16	www.pomonainvestmentfund.com

Pomona Investment Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Class A Shares
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022		For the Year Ended March 31, 2021(a)
Net asset value - beginning of year	$15.04	$14.03	$14.79	$13.34		$9.14
Net increase/(decrease) in Net Assets from investment operations:
Net investment loss(b)	(0.11)	(0.15)	(0.32)	(0.32)		(0.11)
Net realized and unrealized gain/(loss) on investments	0.95	1.77	0.11	3.71		5.07
Total income/(loss) from investment operations:	0.84	1.62	(0.21)	3.39		4.96
Distributions from capital gains	(0.77)	(0.61)	(0.55)	(1.94)		(0.38)
Distributions from return of capital	–	–	–	–		(0.38)
Total distributions:	(0.77)	(0.61)	(0.55)	(1.94)		(0.76)
Net asset value per Share, end of year	$15.11	$15.04	$14.03	$14.79		$13.34
Total Return(c)	5.74%	11.77%	(1.28%)	26.25%		56.54%
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$799,797	$659,830	$440,313	$273,039		$169,545
Ratio of net investment loss to average Net Assets(d)(e)	(0.74%)	(0.98%)	(2.30%)	(2.32%)		(1.09%)
Ratio of gross expenses to average Net Assets(d)(e)	3.04%	3.53%	3.61%	3.59%		3.80%
Ratio of expense waiver to average Net Assets(g)	0.00%	0.00%	0.00%	0.00	%(f)	(0.31%)
Ratio of net expenses to average Net Assets(g)	3.04%	3.53%	3.61%	3.59%		3.49%
Portfolio turnover rate	–%	–%	–%	1.23%		–%

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(b)	Based on average shares outstanding during the year.
(c)	Total Return based on net asset value per share.
(d)	The ratios do not include investment income or expenses of the Private Equity Investments in which the Fund invests.
(e)	Represents the ratio of expenses to average Net Assets absent fee waivers and/or expense reimbursement by the Adviser.
(f)	Amount is less than 0.005%.
(g)	The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund's total annual ordinary operating expenses, excluding certain ''Specified Expenses'' as outlined in the Notes to Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 3.04% for the year ended March 31, 2025, and the annualized ratio of net expenses to average net assets would have been, 3.45%, 3.47%, 3.53%, and 3.49% for the years ended March 31, 2024, 2023, 2022, and 2021, respectively.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Annual Report | March 31, 2025	17

Pomona Investment Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Class I Shares
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022		For the Year Ended March 31, 2021(a)
Net asset value - beginning of year	$15.91	$14.72	$15.41	$13.76		$9.36
Net increase/(decrease) in Net Assets from investment operations:
Net investment loss(b)	(0.03)	(0.06)	(0.26)	(0.24)		(0.05)
Net realized and unrealized gain/(loss) on investments	1.02	1.86	0.12	3.83		5.21
Total income/(loss) from investment operations:	0.99	1.80	(0.14)	3.59		5.16
Distributions from capital gains	(0.77)	(0.61)	(0.55)	(1.94)		(0.38)
Distributions from return of capital	–	–	–	–		(0.38)
Total distributions:	(0.77)	(0.61)	(0.55)	(1.94)		(0.76)
Net asset value per Share, end of year	$16.13	$15.91	$14.72	$15.41		$13.76
Total Return(c)	6.33%	12.46%	(0.74%)	26.95%		57.38%
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,100,514	$869,503	$495,638	$271,743		$151,548
Ratio of net investment loss to average Net Assets (d)	(0.18%)	(0.34%)	(1.76%)	(1.86%)		(0.48%)
Ratio of gross expenses to average Net Assets(d)(e)	2.49%	2.98%	3.07%	3.05%		3.23%
Ratio of expense waiver to average Net Assets(f)	0.00%	0.00%	0.00%	0.00	%(g)	(0.31%)
Ratio of net expenses to average Net Assets(f)	2.49%	2.98%	3.07%	3.05%		2.92%
Portfolio turnover rate	–%	–%	–%	1.23%		–%

(a)	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(b)	Based on average shares outstanding during the year.
(c)	Total Return based on net asset value per share.
(d)	The ratios do not include investment income or expenses of the Private Equity Investments in which the Fund invests.
(e)	Represents the ratio of expenses to average Net Assets absent fee waivers and/or expense reimbursement by the Adviser.
(f)	The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund's total annual ordinary operating expenses, excluding certain ''Specified Expenses'' as outlined in the Notes to Consolidated Financial Statements. This amount includes expenses incurred by the Fund for recoupment to the Adviser for expenses previously waived. Had the Fund not incurred such expenses, the annualized ratio of net expenses to average net assets would have been 2.49% for the year ended March 31, 2025, and the annualized ratio of net expenses to average net assets would have been, 2.96%, 2.93%, 2.99%, and 2.92% for the years ended March 31, 2024, 2023, 2022, and 2021, respectively.
(g)	Amount is less than 0.005%.

The accompanying notes are an integral part of these Consolidated Financial Statements.
18

Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

1. ORGANIZATION

Pomona Investment Fund (the “Fund”) was organized as a Delaware statutory trust on August 12, 2014 and commenced operations on May 7, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Pomona Management LLC (the “Adviser” and the “Administrator”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Fund seeks long-term capital appreciation by investing principally in private equity investments (“Private Equity Investments”). On August 3, 2017, in connection with the Fund’s revolving credit agreement, Pomona Investment Fund LLC was organized as a Delaware limited liability company and is a wholly owned subsidiary of the Fund.

The Fund’s Private Equity Investments will predominantly consist of secondary and primary investments in private equity and other private asset funds (“Investment Funds”) and, to a lesser degree, direct investments in operating companies. Co-investments refer to direct investments in an operating company by the Fund alongside other investors, often one or more Investment Funds. Primary investments refer to investments in newly established private equity funds, typically sponsored by investment managers with an established investment track record. Seasoned primary investments, or seasoned primaries, refer to primary investments made after an Investment Fund has already invested a certain percentage of its capital commitments. Secondary investments refer to investments in existing Investment Funds that are typically acquired in privately negotiated transactions.

A board of trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

As of March 31, 2025, the Fund offered two classes of shares; Classes A and I shares. All shares are continuously offered on a quarterly basis. Effective July 1, 2024, the Fund no longer offers Class M2 Shares.

Class A Shares are offered at the then-current net asset value ("NAV") plus an initial sales charge, if applicable, with a general minimum initial investment of $25,000. Class A Shareholders pay a fee for distribution and shareholder servicing.

Class I Shares are offered to certain institutional investors, at the then-current NAV without an initial sales charge and with a general minimum initial investment of $25,000. Class I Shareholders do not pay a fee for distribution or shareholder servicing.

All share classes have the same rights and privileges, and have ownership in the same underlying investment portfolio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The following is a summary of significant accounting policies used in preparing the consolidated financial statements.

Consolidation of a Subsidiary

The consolidated financial statements of the Fund include Pomona Investment Fund LLC, a wholly owned-subsidiary of the Fund. All inter-company accounts and transactions have been eliminated.

As of March 31, 2025 the total value of Private Equity Investments held by the subsidiary is $1,588,877,347 or approximately 84% of the Fund’s net assets.

Annual Report | March 31, 2025	19

Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

Valuation of Investments

The Fund follows the provisions of Fair Value Measurement set forth in ASC 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"). The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Board. The Adviser is designated as the Valuation Designee (the "Valuation Designee") for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

The Board receives valuation reports from the Valuation Designee quarterly, annually and promptly (as necessary in accordance with Rule 2a-5) and determines if the Valuation Procedures are operating as expected and the outcomes are reliable.

All investments are recorded at “Fair Value” in good faith. Fair value is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and for situations in which market quotations are deemed unreliable. The Private Equity Investments that the Fund makes normally do not have readily available market prices. Determining the fair value of Private Equity Investments and other assets requires that judgment be applied to the specific facts and circumstances of each asset while seeking to employ a valuation process that is consistently followed. There is not necessarily a single standard for determining fair value of such assets, and determinations of fair value may involve subjective judgments and estimates.

The fair values of the Fund’s Private Equity Investments are estimates and are determined by the Valuation Designee in accordance with the Valuation Procedures. If applicable, these estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of each Private Equity Investment. The Fund uses NAV as a practical expedient to determine the fair value of its investments in Private Equity Investments. Ordinarily, the fair value of a Private Equity Investment held by the Fund is based on the NAV of that Private Equity Investment reported by its investment manager. If the Valuation Designee determines that the most recent NAV reported by the investment manager of a Private Equity Investment does not represent the fair value or if the investment manager of a Private Equity Investment fails to report a NAV to the Fund, a fair value determination is made by the Valuation Designee in accordance with the Valuation Procedures. This may include adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date.

For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, such as certain Direct Investments/Co-Investments, the Valuation Designee will review and value such investments using one or more of the following types of analyses:

●	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.
●	Discounted cash flow analysis, including a terminal value or exit multiple.
●	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
●	Valuations implied by third-party investment in similar assets or issuers.

Cash

The Fund holds cash at UMB Bank N.A. (the “Custodian”) and JPMorgan Chase Bank, N.A. At times, such deposits may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-term Investments

Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Realized Gain/(Loss) on Investments, Interest Income, and Dividend Income

The Fund accounts for realized gains and losses, interest income, and dividend income on distributions received from Private Equity Investments based on the nature of such distributions as determined by each underlying investment manager.

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Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

Other Income from Private Equity Investments

The Fund accounts for other income on distributions received from Private Equity Investments based on the nature of such distributions as determined by the underlying investment managers. For the year ended March 31, 2025, the Fund earned other income of $405,417 which is reflected in Other income on the Consolidated Statement of Operations.

Income Recognition and Expenses

Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. The Fund’s primary sources of income are investment income and gains recognized upon distributions from Private Equity Investments and unrealized appreciation/depreciation in the fair value of its Private Equity Investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the underlying investment manager of the Private Equity Investment on the date received. Distributions occur at irregular intervals, and the exact timing of distributions from the Private Equity Investment has not been communicated to the Fund. It is estimated that distributions will occur over the life of the Private Equity Investments.

The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Certain expenses of the Fund attributable to a particular share class will be allocated to the share class to which they are attributable.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Fund’s Administrator to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Income and Expense Allocation

The Fund allocates income and expenses to each class of shares based on net assets at the end of the prior quarter plus capital transactions effective as of the beginning of the current quarter. However, certain expenses are applicable to a specific share class in which case they are allocated 100% to that respective share class.

Foreign Currency Forward Contracts

The Fund may enter into foreign currency forward contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All foreign currency forward contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency forward contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. The inherent risks associated with foreign currency forward contracts are the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

During the year ended March 31, 2025, the Fund entered into six short foreign currency forward contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $(456,397) in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $3,567,638 in net realized gains and $(456,397) change in net unrealized depreciation on forward foreign currency contracts. The foreign currency forward contracts are subject to an enforceable master netting agreement, such as an ISDA Master Agreement. For financial reporting purposes, none of the foreign currency forward contracts have been offset. The outstanding foreign currency forward contract amounts at March 31, 2025, listed in the Consolidated Schedule of Investments, are representative of contract amounts during the period.

Annual Report | March 31, 2025	21

Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

Operating Segment Reporting

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, “Segment Reporting” (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations. The ASU 2023-07 is effective for public entities for fiscal years beginning after December 15, 2023, and requires retrospective application for all prior periods presented within the financial statements.

Since its commencement, the Fund operates and is managed as a single reportable segment deriving returns in the form of dividends, interest and/or gains from the investments made in pursuit of its single stated investment objective as outlined in the Fund's prospectus. The accounting policies of the Fund are consistent with those described in these Consolidated Notes to Financial Statements. The chief operating decision maker (“CODM”) is represented by Pomona Management LLC, the Adviser. The CODM considers the Fund's net increase in assets from operations when deciding whether to buy more investments. Distributions to shareholders are based on realized gains, in line with RIC requirements. Detailed financial information for the Fund is disclosed within these financial statements with total assets and liabilities disclosed on the Consolidated Statement of Assets and Liabilities, investments held on the Consolidated Schedule of Investments, results of operations and significant segment expenses on the Consolidated Statement of Operations and other information about the Fund's performance, including total return, portfolio turnover and ratios within the Consolidated Financial Highlights.

3. FAIR VALUE DISCLOSURES

In accordance with ASC 820, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1 – Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 – Significant unobservable inputs

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Administrator. The Administrator considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The Fund’s Private Equity Investments are generally restricted securities that are subject to substantial holding periods and restrictions on resale and are not traded in public markets. Accordingly, the Fund may not be able to resell such investments for extended periods, if at all.

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Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of March 31, 2025:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Money Market Funds	$237,195,353	$–	$–	$237,195,353
Total Investments in Securities	$237,195,353	$–	$–	$237,195,353
Other Investments – Liabilities*
Foreign Currency Forward Contracts	$–	$(456,397)	$–	$(456,397)
Total Other Investments	$–	$(456,397)	$–	$(456,397)
Total	$237,195,353	$(456,397)	$–	$236,738,956

*	Foreign currency forward contracts are valued at unrealized appreciation/(depreciation)

As the Fund uses the NAV as a practical expedient to determine the fair value of certain Private Equity Investments, these investments have not been classified in the U.S. GAAP fair value hierarchy. As of March 31, 2025, $1,744,843,508 was fair valued utilizing NAV as a practical expedient.

During the year ended March 31, 2025, the Fund had a transfer of assets into Level 3 of the fair value hierarchy. The transfer into Level 3 reflects that the Private Equity Investment no longer meets the criteria to be valued using NAV as a practical expedient. The Fund records all transfers at the beginning of each reporting period.

The following table summarizes Level 3 activity during the year ended March 31, 2025.

Beginning Balance as of April 1, 2024	Transfers In To Level 3	Sales	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/(Depreciation)	Balance as of March 31, 2025
$–	$8,486,000	$(6,796,010)	$2,487,193	$(1,689,990)	$–

A listing of the Private Equity Investment types held by the Fund and the related attributes, as of March 31, 2025, are shown in the table below:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms**
Direct Investments/ Co-Investments	Investments in an operating company alongside other investors	$30,573,300	$1,369,576	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Primary	Investments in newly established private equity funds	$91,622,695	$92,200,891	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Seasoned Primary	Primary investments made after an Investment Fund has already invested a certain percentage of its capital commitment	$100,975,172	$23,620,293	None	N/A	Liquidity in the form of distributions from Private Equity Investments
Secondary	Investments in existing Private Equity Investments that are typically acquired in privately negotiated transactions	$1,521,672,341	$235,203,301	None	N/A	Liquidity in the form of distributions from Private Equity Investments

Annual Report | March 31, 2025	23

Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Private Equity Investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Equity Investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.
**	Distributions from Private Equity Investments occur at irregular intervals, and the exact timing of distributions from Private Equity Investments cannot be determined. It is estimated that distributions will occur over the life of the Private Equity Investments.

The fair value relating to certain underlying investments of these Private Equity Investments, for which there is no readily available market, has been estimated by the respective Private Equity Investment’s manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a readily available market for the investments existed. These differences could be material.

4. MANAGEMENT FEE, ADMINISTRATION FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Adviser provides certain management and advisory services to the Fund, including allocating the Fund’s assets and monitoring each Private Equity Investment to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. In consideration for these services, the Fund pays the Adviser a quarterly management fee of 0.4125% (1.65% on an annualized basis) of the Fund’s quarter-end NAV (before any repurchases of Shares) (the “Management Fee”). For the year ended March 31, 2025, the Fund incurred a Management Fee of $30,334,069, of which $8,106,213 was payable at year end.

The Administrator performs certain administrative, accounting and other services for the Fund, including (i) providing and/or arranging and overseeing the provision of office space, adequate personnel, and communications and other facilities necessary for administration of the Fund, (ii) performing certain administrative functions to support the Fund and its service providers, (iii) supporting the Board and providing it with information, (iv) providing accounting and legal services in support of the Fund, (v) providing compliance testing services, (vi) analyzing the value of the Fund’s assets, and (vii) reviewing and arranging for payment of the Fund’s expenses and other support services. In consideration of these services, the Fund pays the Administrator a quarterly fee of 0.0625% (0.25% on an annualized basis) of the Fund’s quarter-end NAV (before any repurchase of Shares) (the “Administration Fee”). For the year ended March 31, 2025, the Fund incurred an Administration Fee of $4,596,071, of which $1,228,214 was payable at year end.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund that has been extended through March 31, 2026 (the “Limitation Period”) to limit the amount of the Fund’s aggregate quarterly ordinary operating expenses, excluding certain specified expenses listed below (“Specified Expenses”), borne by the Fund during the Limitation Period, to an amount not to exceed 0.50% on an annualized basis of the Fund’s quarter-end NAV (the “Expense Cap”). Specified Expenses include: (i) the Management Fee; (ii) all fees and expenses of Private Equity Investments and direct investments in which the Fund invests (including all acquired fund fees and expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of secondaries, primaries, direct investments, ETFs, and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with any credit facility, if any, obtained by the Fund; (vi) the administration fee; (vii) the distribution and servicing fee or shareholder servicing fee, as applicable; (viii) taxes; and (ix) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence). To the extent that the Fund’s aggregate quarterly ordinary operating expenses, exclusive of the Specified Expenses for any quarter exceed the Expense Cap, the Adviser will waive its fees and/ or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives fees or reimburses expenses, it is permitted to recoup any amounts waived and expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the quarter in which such fees were waived or expenses were borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund’s aggregate quarterly ordinary operating expenses for the quarter in which such reimbursement is sought, not including Specified Expenses, have fallen to a level below the Expense Cap that was in effect during the quarter in which the fees were waived or expenses were borne by the Adviser.

Effective March 31, 2024, all eligible expenses have been recouped by the Adviser.

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Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

Voya Investments Distributor, LLC acts as the distributor of the Shares (the “Distributor”). The Distributor directly distributes Shares to investors and may also enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares. The Fund pays the Distributor a quarterly fee of 0.1375% (0.55% on an annualized basis) of the Fund’s NAV attributable to Class A shares as of each quarter-end, determined as of the last day of each quarter (before any repurchases of Shares) (the “Distribution and Servicing Fee”), for distribution and investor services provided to Class A shareholders. The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and shareholders are expected to be subject to the Distribution and Servicing Fee as long as they hold their Class A Shares. The Distributor may, in its sole discretion, pay various Selling Agents some or all of the Distribution and Servicing Fee to compensate such Selling Agents for distribution and servicing support. The Distributor, Adviser, and Administrator are subsidiaries of Voya Financial, Inc. For the year ended March 31, 2025, the Fund incurred a Distribution and Servicing Fee of $4,297,215, of which $1,136,982 was payable at year end.

Each member of the Board that is not an “interested person” (as defined in the 1940 Act) (an “Independent Trustee”) is paid an annual retainer of $45,000, a fee of $5,000 per year for serving on committees of the Board, and a fee per each regular quarterly meeting of the Board of $2,500, plus reimbursement of reasonable out of pocket expenses. Additionally, the Audit Committee Chair is paid an annual fee of $5,000. For the year ended March 31, 2025, the Fund incurred Trustee fees and expenses in the amount of $188,304 which is reflected in Other Expenses on the Consolidated Statement of Operations.

The Fund retained Kroll Associates, Inc. to provide compliance services to the Fund, including a Chief Compliance Officer. For the year ended March 31, 2025, the Fund incurred Chief Compliance Officer fees and expenses in the amount of $104,803 which is reflected in Other Expenses on the Consolidated Statement of Operations.

The Fund will continuously incur offering fees so long as it is accepting new investors. These costs enable the Fund to be offered to investors. These offering fees are either (i) expensed by the Fund as incurred or (ii) treated as deferred charges and amortized over the subsequent 12-month period using the straight-line method if such amounts are greater than $10,000. For the year ended March 31, 2025, the Fund incurred $348,815 of offering fees.

Certain shareholders of the Fund (“Affiliated Shareholders”) are affiliated with the Adviser. The aggregate value of the Affiliated Shareholders’ share of NAV at March 31, 2025 is $104,640,539.

Colmore, Inc. provides certain sub-administrative, sub-accounting, and administration services to the Fund based on the Fund's service agreement.

For these services, the Fund pays a quarterly fee to Colmore based on ending quarterly net assets.

Ultimus Fund Solutions, LLC serves as the Fund's transfer agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares.

5. REVOLVING CREDIT AGREEMENT

Effective March 30, 2020, the Fund entered into a $40,000,000 revolving credit agreement with Barclays Bank PLC (the "Barclays Facility"). Effective June 3, 2021 and July 8, 2022, the Fund amended its agreement with Barclays Bank PLC to increase the size of the Barclays Facility to $80,000,000 and $175,000,000, respectively. Borrowings under the current Barclays Facility bear interest at Secured Overnight Financing Rate (“SOFR”), Sterling Overnight Index Average (“SONIA”), or Euro Interbank Offer Rate (“EURIBOR”) plus 2.85% per annum, and has a commitment fee of 0.85% per annum on the daily unused portion. The Barclays Facility matures on March 28, 2026. The Fund entered into the Barclays Facility for working capital requirements, such as financing repurchases of shares, distributions to investors, and investments. On October 17, 2024, the Fund paid down the remaining balance of the Credit Facility in the amount of €86,400,000 (equivalent to $93,579,840). Since October 17, 2024, no further activity occurred related to the Credit Facility. As of March 31, 2025, the Fund had no outstanding borrowings on the Barclays Facility. For the year ended March 31, 2025, the Fund incurred $1,072,031 in commitment fees and €3,226,241 (equivalent to $3,509,740) of interest expense on borrowings at a 6.62% weighted average interest rate.

Annual Report | March 31, 2025	25

Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

Information about the Fund's senior securities is shown in the following table:

Class and Year Ended	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per $1,000 of Indebtedness (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Barclays Facility
March 31, 2025	-	-	—	N/A
March 31, 2024	$93,225,600	$17,418	—	N/A
March 31, 2023	$77,576,100	$13,079	—	N/A
March 31, 2022	$47,990,882	$12,376	—	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the year presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable to senior securities outstanding as of year-end.

6. CAPITAL SHARE TRANSACTIONS

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar quarter at the Fund’s then-current NAV per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding quarter). To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. It is expected that the Adviser will normally recommend to the Board that the Fund conduct an offer to repurchase shares on a quarterly basis as of the end of each calendar quarter, so that each repurchase would occur as of each March 31, June 30, September 30 and December 31 of every year, although the Adviser may not recommend, and the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. It is also expected that the Adviser will recommend to the Board that any such tender offer (in the aggregate) would be for an amount that is not more than 5% of the Fund’s NAV. There can be no assurance that the Board will accept the Adviser’s recommendation.

An investor may be permitted to exchange Shares between classes of Shares of the Fund, provided that, among other things: (1) the investor's aggregate investment would have met the minimum initial investment requirements in the applicable Class at the time of purchase and continues to meet those requirements; (2) the Shares are otherwise available for offer and sale; and (3) the investment meets all other requirements for investing in the applicable class.

7. FEDERAL AND OTHER TAXES

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund elected to be a RIC with the filing of its 2015 federal income tax return. The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted October 31 as its tax year end. Accordingly, tax basis distributions made during the 12 months ended March 31, 2025, but after the Tax Year ended October 31, 2024, will be reflected in the notes to the Fund’s financial statements for the fiscal year ending March 31, 2026. The Fund’s open tax years are generally the three prior taxable years for which the applicable statutes of limitations have not expired are subject to examination by U.S. federal, state and local tax authorities.

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Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded, there were no uncertain tax positions as of March 31, 2025 for federal income tax purposes or in, the Fund’s major state and local tax jurisdictions; Delaware, New York State, and New York City. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2025, the Fund did not incur any interest or penalties.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Net Assets due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

For the tax year ended October 31, 2024, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes, net operating losses and investments in partnerships. These reclassifications have no effect on total NAV or NAV per Share. For the tax year ended October 31, 2024, the following amounts were reclassified:

Paid-in Capital	$(32,569,996)
Total distributable earnings (or loss)	32,569,996

At March 31, 2025, the federal tax cost of investments and unrealized appreciation (depreciation) as of the year ended are as follows:

Cost of investments for tax purposes	$1,677,178,798
Gross tax unrealized appreciation	$503,209,804
Gross tax unrealized depreciation	$(146,922,573)
Net tax unrealized appreciation (depreciation) on investments	$356,287,231

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the timing of the recognition of income, gains and losses from the underlying investments for tax purposes.

As of October 31, 2024, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	—
Unrealized appreciation	330,547,301
Other timing differences	(894,167)
Distributable net earnings	$329,653,134

As of October 31, 2024, the Fund had no capital loss carryforwards.

Annual Report | March 31, 2025	27

Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the tax year ended October 31, 2024 and October 31, 2023 was as follows:

Distribution paid from:	2024	2023
Ordinary income	$—	$—
Long-term capital gains	49,570,474	26,959,580
Return of Capital	—	—
Total distributions paid	$49,570,474	$26,959,580

8. AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant in the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 90 days prior to the record date for a distribution, the request will be effective only with respect to distributions after the 90 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

●	reinvest both dividends and capital gain distributions;
●	receive dividends in cash and reinvest capital gain distributions; or
●	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal, state and local income tax purposes, Shareholders receiving Shares pursuant to the DRIP will be treated as having received a taxable distribution equal to the amount payable to them in cash.

Shares will be issued pursuant to the DRIP at the net asset value determined on the next Valuation Date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate or amend the DRIP at any time. All expenses related to the DRIP will be borne by the Fund. The reinvestment of dividends and distributions pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee and the Administration Fee are payable to the Adviser and the Administrator, respectively.

9. INVESTMENT TRANSACTIONS

Total contributions to and purchases of Investments (excluding short-term investments) for the year ended March 31, 2025 amounted to $483,930,900. Total distribution proceeds from sale, redemption, or other disposition of Investments (excluding short-term investments) for the year ended March 31, 2025 amounted to $215,724,322.

10. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11. COMMITMENTS

As of March 31, 2025, the Fund had outstanding investment commitments to Private Equity Investments totaling $352,394,061.

28	www.pomonainvestmentfund.com

Pomona Investment Fund	Notes to Consolidated Financial Statements
March 31, 2025

12. MACROECONOMIC RISKS

Geopolitical concerns and other global events, including, without limitation, trade conflict, national and international political circumstances, armed conflict (including wars, terrorist acts or security operations), natural disasters, pandemics or other severe public health events and other significant events, may adversely affect the United States and/or other nations, financial markets and global economies and could affect the Fund’s ability to meet its investment objectives and other obligations. The potential for such events has created economic and political uncertainty in the past and may do so in the future. Such uncertainty may adversely affect the United States and/or other nations, financial markets and global economies and the Fund for the short or long-term in ways that cannot presently be predicted or predicted on an accurate basis. The outbreak of armed conflict in jurisdictions in which the Partnership invests or otherwise could have a negative impact on economic and market conditions and trigger a period of global economic slowdown. Similarly, a significant outbreak of infectious disease or any other serious public health concern, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on economic and market conditions and trigger a period of global economic slowdown. Such events have the potential to severely disrupt or suspend certain cross-border trade, supply chains and tourism and to create humanitarian crises and the economic impacts of such events could adversely affect the performance of the Fund’s investments and of the Fund’s overall performance and financial results.

13. SUBSEQUENT EVENTS

Since April 1, 2025, there were subscriptions to the Fund in the amount of $633,625 for Class A and, $32,200,625 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements.

Annual Report | March 31, 2025	29

Report of Independent Registered
Pomona Investment Fund	Public Accounting Firm
March 31, 2025

The Board of Trustees and Shareholders of Pomona Investment Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Pomona Investment Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The consolidated financial highlights for the year ended March 31, 2021, was audited by another independent registered public accounting firm whose report, dated June 1, 2021, expressed an unqualified opinion on those consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the underlying investees custodians, brokers, and others; when replies were not received from custodians or underlying investees, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Pomona investment companies since 2021.

Boston, Massachusetts

May 30, 2025

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Pomona Investment Fund	Additional Information (Unaudited)
March 31, 2025

PROXY VOTING

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 1-844-2POMONA or (ii) by visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F. The Fund’s Form N-PORT Part F are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION

For Federal income tax purposes, the Fund designated long-term capital gain dividends of $49,570,474 for the tax year ended October 31, 2024.

Annual Report | March 31, 2025	31

Approval of Continuance of Investment
Pomona Investment Fund	Management Agreement (Unaudited)
March 31, 2025

This section describes some factors considered by the Board of Trustees (the “Trustees” or “Board”) of Pomona Investment Fund (the “Fund”) in the Board’s consideration and approval of the continuance of key agreements under which the Fund is managed. The Board is responsible for the oversight of the Fund. As a registered investment company, the Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules under the 1940 Act that have been adopted by the U.S. Securities and Exchange Commission (the “SEC”). Under the 1940 Act, the Board, including a majority of the Trustees who are not parties to the Fund’s contract for investment advisory services and who are independent from management under a statutory standard set forth in that Act (the “Independent Trustees”), must, to allow an investment adviser to manage the Fund, approve the Fund’s agreement for investment advisory services for an initial term of not greater than two years, and thereafter must annually review and approve the agreement. For the Fund, this agreement is called the Investment Management Agreement (the “Advisory Agreement”) and it appoints Pomona Management LLC (the “Adviser”) to serve as investment adviser.

At a meeting held on March 12, 2025 (the “Meeting”), the Board, including a majority of the Independent Trustees, met, joined by, among others, representatives of the Adviser and counsel to the Fund and Adviser (“Fund Counsel”), to give consideration to information provided by the Adviser in seeking approval from the Board of the continuance of the Advisory Agreement. A description of certain of the factors the Board considered and its conclusions in approving the continuance of the Advisory Agreement for a one-year period (the “Renewal Period”) follows.

In preparation for the Meeting, the Board was presented with information to assist in its deliberations. Those materials included information prepared by the Adviser comparing the Fund’s total contractual advisory fees, fees for administrative services, and total expense ratio, both gross and net of expense limitations, with those of peer funds with comparable investment and structural features selected by the Adviser in consultation with Fund counsel (the “Selected Peer Group”). The Board also received information related to the methodology used by the Adviser in constructing the Selected Peer Group. The materials also included information about the Adviser, a copy of the Advisory Agreement, a copy of the Fund’s Administration Agreement and a copy of the Adviser’s Form ADV filed with the SEC. The Trustees also received a memorandum from Fund Counsel describing the Board’s responsibilities with respect to the approval of the Advisory Agreement.

In connection with the Meeting, the Board also reviewed information provided by the Adviser or others concerning the following:

●	the key terms of the Advisory Agreement, including the fees payable under the agreement;

●	the nature and extent of the services provided by the Adviser, including information about the investment objective, policies and strategies applicable to the Fund and the Adviser’s experience and capabilities in private equity investing;

●	the Adviser’s experience and capabilities in managing a fund that invests primarily in secondary investments in private equity funds;

●	the Adviser’s experience and capabilities in managing a fund that provides private equity exposure that is differentiated by type of private equity opportunity and geography;

●	the investment performance of the Fund and other accounts that are managed by the Adviser;

●	the current organization and personnel of the Adviser, including background information and their experience in private equity investing, changes in the Fund’s portfolio management team during the preceding year and information about expected changes to certain personnel of the Adviser;

●	a copy and a summary of the key terms of the Administration Agreement between the Fund and the Adviser (in its role as Administrator under the Administration Agreement), including the fees payable under the Administration Agreement and indemnification provisions in favor of the Adviser; and

●	a copy of the Distribution Agreement between the Fund and Voya Investments Distributor, LLC (the “Distributor”) and a description of the manner in which the Fund’s shares are distributed by its principal underwriter, and the payment by certain share classes of the Fund of a distribution and shareholder servicing fee to the Distributor.

32	www.pomonainvestmentfund.com

Approval of Continuance of Investment
Pomona Investment Fund	Management Agreement (Unaudited)
March 31, 2025

Nature, Extent and Quality of Services Provided Under the Advisory Agreement

In addition to the items described above, the Board considered and reviewed information concerning (1) the services provided under the Advisory Agreement; (2) the nature and quality of services provided to the Fund by the Adviser; (3) the risk and reward characteristics of the Fund based on the Adviser’s strategies and management; (4) the access that the Fund provides to eligible investors to private equity investments that otherwise can be difficult to access; and (5) the value of making available in a registered fund strategies similar to those that the Adviser provides to privately offered funds.

Based upon its review, the Board concluded that Adviser’s continued management likely would benefit the Fund and its shareholders.

Fee Rates and Profitability

The Board reviewed and considered the contractual fee for advisory services, as well as the contractual fee for administrative services, payable by the Fund to the Adviser. The Trustees also reviewed the comparative fee information from the analysis prepared by the Adviser. The Trustees noted the difficulty in identifying relevant comparative fee information due to the Fund’s unique structure and investment strategies and the relatively limited universe of similar funds. The Trustees considered the criteria the Adviser had used in selecting the Selected Peer Group and in determining which funds in the Selected Peer Group are relevant for the various comparisons of fee and expense information presented by the Adviser.

In considering the fees payable under the Advisory Agreement, the Board considered the pricing structure, including the expense ratio borne by shareholders of the Fund, including that the advisory fee is higher than the median advisory fee of relevant funds in the Selected Peer Group, although some of those funds are subject to performance and/or incentive fees that can raise their effective fee levels. In this regard, they noted the amounts of performance and/or incentive fees that a number of the funds in the Selected Peer Group paid in 2024. The Trustees also took into account the Adviser’s representations regarding the complexity associated with managing the Fund given its strategies and focus on private equity investing, including the emphasis on secondary investments in private equity funds and on private equity exposure that is differentiated by type of private equity opportunity and geography. The Board also considered that the net expense ratio of the Fund is higher than the median net expense ratio, but within the range, of relevant funds in the Selected Peer Group. They also considered the incentive fees to which some of the funds in the Selected Peer Group are subject and noted the impact of the incentive fees paid by relevant funds in the Selected Peer Group in 2024 on the effective net expense ratios of these funds. The Trustees took into account that, with the exception of a small subset, the Selected Peer Group did not include funds that focused principally on secondary investments in underlying private equity funds in a manner similar to the Fund.

The Board also considered the fees charged by the Adviser to private funds under its management with similar investment strategies to those of the Fund, and noted that although the advisory fee for the Fund is higher than the advisory fee charged to the Adviser’s most recent private funds, each of the private funds has a performance and/or incentive fee that, depending on performance, may cause the private fund’s effective fee to be higher than its base fee. In addition, each private fund’s fee is assessed on the basis of its committed capital, while the Fund’s management fee is calculated based on its net assets.

The Trustees also reviewed the contractual fee paid under the Administration Agreement, and compared the Fund’s administration fee structure to that of certain funds in the Selected Peer Group. The Board considered that the relevant Selected Peer Group funds were subject to a lower administration fee than that of the Fund. The Trustees also noted that the Fund’s estimated “other expenses,” inclusive of the administration fee, is equal to the median of “other expenses” of the Selected Peer Group funds.

With respect to the profits realized by the Adviser, the Board considered the Adviser’s projected profit margins relating to its management of the Fund and the Adviser’s expectation that the Fund would continue to be profitable in 2025 and that the Adviser expects to continue to realize increasing profits from the Fund in future projected years. Based on its review, the Board concluded, in light of the Fund’s investment objective and strategies and the services rendered by the Adviser, that the fee for the Advisory Agreement is reasonable and that the overall expenses borne by the Fund, including the fees paid under the Advisory and Administration Agreements, and the net expenses of the Fund after the expense limits that the Adviser bears are reasonable.

Economies of Scale

While it was noted that the Fund’s advisory and administration fees will not decrease as the Fund’s assets grow because these fees are not subject to fee breakpoints, the Board concluded that the Fund’s advisory and administration fees are appropriate in light of the projected size of the Fund and appropriately reflect the current economic and competitive environment for the Adviser. The Board further noted that for the period ended September 30, 2024, the Class A and Class I shares of the Fund had not incurred expenses in excess of the current expense limitation agreement. The Adviser has recouped all eligible expenses for Class A and Class I and is no longer in a position to recoup additional expenses previously waived. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how any such economies of scale could be shared with the Fund and its investors.

Annual Report | March 31, 2025	33

Approval of Continuance of Investment
Pomona Investment Fund	Management Agreement (Unaudited)
March 31, 2025

Performance

The Board concluded on the basis of information derived from a comparison of performance among funds in a peer group with the Fund that the Adviser had achieved investment performance that was competitive relative to comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that the Adviser focuses on long-term performance results with respect to its management of the Fund and that the Fund may have periods of underperformance when measured on a more short-term basis.

The Board considered the performance of the Fund relative to that of a peer group of funds selected by the Adviser with similar investment strategies and objectives to those of the Fund (the “Performance Peer Group”). The Board noted the difficulty in selecting a peer group for the Fund, based on factors similar to those discussed in the “Fee Rates and Profitability” section above. The Trustees considered that the returns of the Fund’s Class A Shares outperformed the median returns of the funds in the Performance Peer Group for the five-year period ended September 30, 2024, underperformed the median returns of the funds in the Performance Peer Group for the three-year period and the six-month period ended September 30, 2024, and was equal to the median return for the one-year period ended March 31, 2024. The Board concluded that the Adviser has the capabilities to generate a satisfactory long-term investment performance in managing the Fund that is appropriate in light of the Fund’s investment objective, policies and strategies.

Other Benefits to the Adviser

The Board also considered other ancillary benefits that have been realized by the Adviser from its relationship with the Fund. The Board noted that the Adviser also serves as Administrator to the Fund and is compensated for those services. The Board also noted that an affiliate of the Adviser serves as Distributor for the Fund and is compensated for those services. The Board did not identify any other ancillary benefits. The Trustees concluded that the other benefits derived by the Adviser and its affiliates from their relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Conclusion

Based on consideration of all factors deemed relevant, the Board determined that approval of the continuance of the Advisory Agreement was in the best interests of the Fund. The Board did not identify any single factor or group of factors as all important or controlling and considered multiple factors.

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Pomona Investment Fund	Fund Management (Unaudited)
March 31, 2025

Independent Trustees

The Independent Trustees of the Fund, addresses, their birth year, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes any open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

INDEPENDENT TRUSTEES

Name, Address and Birth year	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Anthony Bowe 780 Third Avenue 46th Floor New York, NY 10017 (1957)	Trustee	January 2015 – Present	Retired, former Co-Head of the Credit Suisse Private Fund Group (private investment placement agent and advisor) (1998 – 2014)	1	None
Richard D’Amore 780 Third Avenue 46th Floor New York, NY 10017 (1953)	Trustee	January 2015 – Present	Co-Founder and General Partner of North Bridge Venture Partners (venture capital firm) (1999 – present)	1	Director, Veeco Instruments, Inc., Everbridge, Inc.
Edwin A. Goodman 780 Third Avenue 46th Floor New York, NY 10017 (1939)	Trustee	January 2015 – Present	General Partner of Activate Venture Partners and Co- Founder and General Partner of Milestone Venture Partners (predecessor of Active Venture Partners) (venture capital firms) (1999 – present)	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Annual Report | March 31, 2025	35

Pomona Investment Fund	Fund Management (Unaudited)
March 31, 2025

Interested Trustees

The Interested Trustees of the Fund, addresses, their birth year, positions held, length of time served, principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of March 31, 2025) and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEES

Name, Address and Birth year	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Michael D. Granoff 780 Third Avenue 46th Floor New York, NY 10017 (1958)	Trustee, President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present)	1	None
Michael J. Roland (66) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 (1958)	Trustee	January 2015 – Present	Retired, former Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – March 2018). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013), Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and, Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Pomona Investment Fund	Fund Management (Unaudited)
March 31, 2025

Officers

The executive officers of the Fund, addresses, their birth year, positions held, lengths of time served and principal business occupations during the past five years are shown below.

OFFICERS

Name, Address and Birth year	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Michael D. Granoff 780 Third Avenue 46th Floor New York, NY 10017 (1958)	Trustee, President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present)
Frances Janis 780 Third Avenue 46th Floor New York, NY 10017 (1959)	Treasurer and Principal Financial Officer	May 2022 – Present	Secretary, Pomona Investment Fund (August 2014 – May 2022); Senior Partner, Pomona Management LLC (1994 – present)
John Stephens 780 Third Avenue 46th Floor New York, NY 10017 (1968)	Secretary	May 2022 – Present	Partner and Chief Financial Officer, Pomona Management LLC (2018 – Present); Chief Financial Officer, Pomona Management LLC (2015 – 2018)

*	Each Trustee serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-844-2POMONA.

Annual Report | March 31, 2025	37

Pomona Investment Fund	Privacy Policy (Unaudited)
March 31, 2025

FACTS	WHAT DOES POMONA INVESTMENT FUND (“POMONA”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include: Your name, address, phone number, e-mail address, social security number and your transactions with us. When you are no longer our customer, we may continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons we choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Pomona share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?

Call 1-844-2POMONA or go to pomonainvestmentfund.com.

38	www.pomonainvestmentfund.com

Pomona Investment Fund	Privacy Policy (Unaudited)
March 31, 2025

Who We Are
Who is providing this notice?	POMONA INVESTMENT FUND (“POMONA”)
What We Do
How does Pomona protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Pomona collect my personal information?

We collect your personal information, for example, when you:

●    open an account

●    provide account information

●    seek information about your investments

●    make investments or withdrawals from your account

●    tell us where to send the money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
For Other Important Information

See our Supplemental State-Specific Privacy Notice, attached as Appendix A, for additional information about the categories of personal information that we collect and share, the individual rights granted under certain state laws, and how to exercise those rights. Pomona does not sell personal information. If you live in a state such as California or Vermont where the laws further restrict the sharing of your personal information, we will not share information we collect about you with nonaffiliates, unless the law allows, and we will limit sharing among our affiliates to the extent required by state law.

Questions?

Call 1-844-2POMONA or go to pomonainvestmentfund.com

Annual Report | March 31, 2025	39

Pomona Investment Fund	Privacy Policy (Unaudited)
March 31, 2025

This notice applies to individuals only as and to the extent required by state law. You may live in a state that does not have an applicable law, or the law may contain exemptions that make this notice inapplicable to you.

DO NOT SELL	POMONA DOES NOT SELL PERSONAL INFORMATION
Categories of personal information we collect	The categories of personal information we collect depend on the product or service you have with us and may include your name, postal address, email address, Social Security number, driver’s license number, passport number, professional or employment-related information and other financial information. If you visit our website, we may collect your Internet Protocol (IP) address, browsing history, search history and information regarding your interaction with our web sites, applications and advertisements.
Purposes for which we collect personal information	The business purposes for which we collect personal information include the provision of financial products and services (e.g. maintaining accounts, processing payments, servicing customers), auditing consumer interactions and transactions, detecting security incidents and preventing fraud, identifying and repairing errors that impair functionality, activities to verify or enhance the quality of services, and other internal uses permitted under applicable laws.
Third parties with which personal information is shared	The categories of personal information we collect depend on the product or service you have with us and may include your name, postal address, email address, Social Security number, driver’s license number, passport number, professional or employment-related information and other financial information. If you visit our website, we may collect your Internet Protocol (IP) address, browsing history, search history and information regarding your interaction with our web sites, applications and advertisements.

Individual Rights	Description
Right to deletion	Your right to request that Pomona delete your personal information, unless it is necessary for us to retain it for a purpose permitted by law.
Right to disclosure	Your right to request that Pomona disclose to you the following: (1) the categories of personal information we have collected about you, (2) the categories of sources from which the personal information is collected, (3) the business or commercial purpose for collecting the personal information, (4) the categories of third parties with which we share the personal information, and (5) the specific pieces of personal information we have collected about you.
Right to information about onward disclosures	Your right to request that Pomona disclose to you the following: (1) the fact that we do not sell your personal information, and (2) the categories of your personal information that we have disclosed for a business purpose.
Right to prohibit sales	Your right to direct a business that sells personal information to third parties not to sell your personal information. Pomona does not sell personal information.
Right to fair treatment	We may not discriminate against you for exercising any of your individual rights, such as by denying you products or services, charging you different prices or rates, or providing a different level or quality of products and services.

To Exercise Your Individual Rights	Contact us to submit a personal data request at 1-844-2POMONA or pomonainvestmentfund.com.

Voya Investments Distributor, LLC, Member FINRA/SIPC, serves as distributor for Pomona Investment Fund. Our office is located at 780 Third Avenue, 46th Floor, New York, NY 10017.

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Annual Report | March 31, 2025	41

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(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Richard D’Amore is qualified to serve as the audit committee financial expert serving on its audit committee and that Mr. D’Amore is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods are $269,900 for the fiscal year ended March 31, 2024 and $285,000 for the fiscal year ended March 31, 2025.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $10,000 for the fiscal year ended March 31, 2024 and $5,000 for the fiscal year ended March 31, 2025. The fees listed in Item 4(b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $176,954 for the fiscal year ended March 31, 2024 and $218,445 for the fiscal year ended March 31, 2025.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2024 and $0 for the fiscal year ended March 31, 2025.

(e)(1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years for the registrant was $186,954 for the fiscal year ended March 31, 2024 and $223,445 for the fiscal year ended March 31, 2025.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

A statement regarding basis for approval of the Advisory Agreement is included in the Registrant’s Report to Shareholders under Item 1 herein.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures Summary

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. However, Pomona Investment Fund (the “Fund”) may occasionally receive notices or proposals from its Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to Pomona Management LLC (the “Adviser”) to vote the proxies in accordance with the Adviser’s proxy voting policies and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

When exercising its voting authority over client securities, the Adviser considers all relevant information, evaluates other issues that could have an impact on the value of the security and votes with a view toward maximizing overall value. The Adviser votes all proxies in a prudent manner, considering the prevailing circumstances at such time, and in a manner consistent with its proxy voting policies and procedures and the Adviser’s fiduciary duties to the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2025:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Michael Granoff, Chief Executive Officer	Portfolio Manager	March 2018 to Present	Chief Executive Officer, Pomona Management LLC
Frances Janis, Senior Partner	Portfolio Manager	Since Inception	Senior Partner, Pomona Management LLC
Lorraine Hliboki, Partner	Portfolio Manager	March 2018 to Present	Partner, Pomona Management LLC
Sebastien Bowen, Partner	Portfolio Manager	May 2022 to Present	Partner, Pomona Management LLC
Patrick Madaus, Partner	Portfolio Manager	May 2022 to Present	Partner, Pomona Management LLC Principal, Pomona Management LLC
Jim Rorer, Partner	Portfolio Manager	May 2022 to Present	Partner, Pomona Management LLC
John Stephens, Partner	Portfolio Manager	May 2022 to Present	Partner and Chief Financial Officer, Pomona Management LLC;
Alex Gerson, Principal	Portfolio Manager	July 2024 to Present	Principal, Pomona Management LLC; Vice President, Pomona Management LLC

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Fund) managed by Mr. Granoff, Ms. Janis, Ms. Hliboki, Mr. Bowen, Mr. Madaus, Mr. Rorer, Mr. Stephens, and Mr. Gerson as of March 31, 2025:

	Number of Accounts*	Total Assets in Accounts* ($ Million)
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	18	$9,171
Other Accounts	4	$2,148

*	as of September 30, 2024, the most recent available financial information

Conflicts of Interest

The Adviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser, and in such circumstances the Adviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and equitable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser in good faith. Where there is an insufficient amount of an investment opportunity to satisfy the Fund and other investment funds and/or accounts managed by the Adviser, the allocation policy provides that allocations between the Fund and other investment funds and/or accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient amounts of an investment opportunity were available. The Adviser’s allocation policy provides that in circumstances where pro rata allocation is not practicable or possible, investment opportunities will be allocated on a random or rotational basis that is fair and equitable over time. In addition, the Adviser’s Investment Committee will review allocations. Not all other investment funds and/or accounts managed by the Adviser have the same fees and certain other investment funds and/or accounts managed by the Adviser may have a higher management fee than the Fund or a performance-based fee. If the fee structure of another investment fund and/or account is more advantageous to the Adviser than the fee structure of the Fund, the Adviser could have an incentive to favor the other fund and/or account over the Fund.

(a)(3) Compensation of the Portfolio Management Team & Portfolio Manager Compensation Structure

The compensation of each portfolio manager is typically comprised of a fixed annual salary, a discretionary annual bonus, which may include cash or other non-cash long-term incentive compensation, determined by the Adviser. In addition, each portfolio manager may be eligible to receive a share of any fees or carried interest earned by the Adviser in any given year. Such amounts are payable by the Adviser and not by the Fund.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Granoff	$100,001-$500,000
Frances Janis	$50,001-$100,000
Lorraine Hliboki	None
Sebastien Bowen	$100,001-$500,000
Patrick Madaus	$50,001-$100,000
Jim Rorer	$50,001-$100,000
John Stephens	$50,001-$100,000
Alex Gerson	None

(b) Not Applicable

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating and governance committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating and governance committee. The nominating and governance committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating and governance committee in evaluating the recommended nominee’s qualifications to serve as a trustee. During the reporting period there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Pomona Investment Fund

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	June 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	June 5, 2025

By (Signature and Title)*	/s/ Frances Janis
Frances Janis, Treasurer and Principal Financial Officer
(Principal Financial Officer)

Date	June 5, 2025

*	Print the name and title of each signing officer under his or her signature.